CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Financial Statements

As of December 31, 2025 and for the Years Ended December 31, 2025 and December 31, 2024 and Report of Independent Registered Public Accounting Firm

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Connecticut General Life Insurance Company and the Policyowners of CG Variable Life Insurance Separate Account A

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of CG Variable Life Insurance Separate Account A indicated in the table below as of December 31, 2025, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of CG Variable Life Insurance Separate Account A as of December 31, 2025, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

BNY Mellon Stock Index Fund (Initial Cla	Goldman Sachs VIT Government Money Market Fund (Institutional Class
Fidelity VIP Asset Manager Portfolio (Initial Class	Janus Henderson VIT Enterprise Portfolio (Institutional Class)
Fidelity VIP Equity-Income Portfolio (Ini Class) (1)	Vanguard VIF Equity Income Portfoli
Fidelity VIP Investment Grade Bond Portfolio (Initial Class	Vanguard VIF Equity Index Portfoli
Fidelity VIP Overseas Portfolio (Initial Clas
(1) Statement of operations for the year ended December 31, 2025 and statement of assets for the years ended December 31, 2025

Basis for Opinions

These financial statements are the responsibility of the Connecticut General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of CG Variable Life Insurance Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of CG Variable Life Insurance Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street Suite 2400 Hartford, Connecticut 06103-3404 T: 860 241 7000, www.pwc.com/us

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

Hartford, Connecticut
April 30, 2026

We have served as the auditor of one or more of the subaccounts of CG Variable Life Insurance Separate Account A since 2022.

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Net Assets
As of December 31, 2025

	BNY Mellon Stock Index Fund	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Equity Income Portfolio	Fidelity VIP Investment Grade Bond Portfolio

ASSETS:
Investment in variable insurance funds and portfolios, at fair value
	$106,891	$71,278	$16,956	$4,729

Total net assets	$106,891	$71,278	$16,956	$4,729

Total shares outstanding	1,226	4,047	576	416
Net asset value per share (NAV)	$87.15	$17.62	$29.43	$11.36
Total units outstanding	1,529	1,923	277	169
Variable accumulation unit value	$69.77	$37.07	$60.88	$28.01
Identified cost of investment	68,523	65,208	13,703	5,097

The accompanying Notes to the Financial Statements are an integral part of these financial statements.

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Net Assets (Continued)
As of December 31, 2025

	Fidelity VIP Overseas Portfolio	Goldman Sachs VIT Government Money Market Fund	Janus Henderson VIT Enterprise Portfolio	Vanguard VIF Equity Income Portfolio	Vanguard VIF Equity Index Portfolio

ASSETS:
Investment in variable insurance funds and portfolios, at fair value
	$6,278	$8,791	$1,777	$72,736	$24,296

Total net assets	$6,278	$8,791	$1,777	$72,736	$24,296

Total shares outstanding	228	8,798	21	2,774	297
Net asset value per share (NAV)	$27.52	$1.00	$83.58	$26.22	$81.96
Total units outstanding	199	715	88	2,941	742
Variable accumulation unit value	$31.54	$12.31	$19.92	$24.73	$32.79
Identified cost of investment	5,552	8,789	1,711	65,588	16,476

The accompanying Notes to the Financial Statements are an integral part of these financial statements.
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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Operations
For the year ended December 31, 2025

	BNY Mellon Stock Index Fund	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Equity Income Portfolio	Fidelity VIP Investment Grade Bond Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$7,252	$3,790	$1,181	$159
Net investment income (loss)	7,252	3,790	1,181	159

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on sale of investments	6,964	696	373	(71)
Realized gain distributions	—	—	—	—
Realized gain (loss) on investments	6,964	696	373	(71)
Change in unrealized appreciation (depreciation) on investments	2,771	4,286	1,284	251

Net realized and unrealized gain (loss) on investments	9,735	4,982	1,657	180

Net increase (decrease) in net assets resulting from operations	$16,987	$8,772	$2,838	$339

The accompanying Notes to the Financial Statements are an integral part of these financial statements.

Statements of Operations (Continued)
For the year ended December 31, 2025

	Fidelity VIP Overseas Portfolio	Goldman Sachs VIT Government Money Market Fund	Janus Henderson VIT Enterprise Portfolio	Vanguard VIF Equity Income Portfolio	Vanguard VIF Equity Index Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$643	$339	$129	$5,059	$769
Net investment income (loss)	643	339	129	5,059	769

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on sale of investments	286	—	1	682	445
Realized gain distributions	—	—	—	—	—
Realized gain (loss) on investments	286	—	1	682	445
Change in unrealized appreciation (depreciation) on investments	272	—	(11)	3,748	2,780

Net realized and unrealized gain (loss) on investments	558	—	(10)	4,430	3,225

Net increase (decrease) in net assets resulting from operations	$1,201	$339	$119	$9,489	$3,994

The accompanying Notes to the Financial Statements are an integral part of these financial statements

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Changes in Net Assets
For the years ended December 31, 2025 and December 31, 2024

	American Century VP Capital Appreciation		BNY Mellon Stock Index Fund		Fidelity VIP Asset Manager Portfolio
	2025	2024	2025	2024	2025	2024

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	—	$7,252	$1,367	$3,790	$1,074
Realized gain (loss) on investments	—	14	6,964	14,397	696	1,305
Change in unrealized appreciation (depreciation) on investments	—	43	2,771	8,837	4,286	1,250
Net increase (decrease) in net assets resulting from operations	—	57	16,987	24,601	8,772	3,629

Contributions and (Withdrawals):
Payments received from policyowners	—	—	—	—	42,414	20,843
Policyowners' surrenders	—	—	—	—	—	—
Net Transfers	—	(860)	—	—	—	—
Cost of insurance, administrative fees and transaction fees	—	(132)	(21,396)	(24,719)	(23,836)	(24,146)
Net contributions and (withdrawals)	—	(992)	(21,396)	(24,719)	18,578	(3,303)

Increase (decrease) in net assets	$—	$(935)	$(4,409)	$(118)	$27,350	$326

NET ASSETS:
Beginning of period	—	935	111,378	111,495	43,928	43,602
End of period	$—	$—	$106,969	$111,377	$71,279	$43,928

The accompanying Notes to the Financial Statements are an integral part of these financial statements.
.

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Changes in Net Assets (Continued)
For the years ended December 31, 2025 and December 31, 2024

	Fidelity VIP Equity Income Portfolio		Fidelity VIP Investment Grade Bond Portfolio		Fidelity VIP Overseas Portfolio
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,181	$279	$159	$171	$643	$109
Realized gain (loss) on investments	373	1,211	(71)	(91)	286	543
Change in unrealized appreciation (depreciation) on investments	1,284	785	251	18	272	(280)
Net increase (decrease) in net assets resulting from operations	2,838	2,275	338	98	1,201	372

Contributions and (Withdrawals):
Payments received from policyowners	—	—	2,420	2,164	814	869
Policyowners' surrenders	(14)	—	—	—	(8)	—
Net Transfers	—	—	—	—	—	—
Cost of insurance, administrative fees and transaction fees	(1,787)	(1,715)	(3,149)	(2,564)	(2,115)	(1,942)
Net contributions and (withdrawals)	(1,801)	(1,715)	(729)	(400)	(1,309)	(1,073)

Increase (decrease) in net assets	$1,037	$560	$(391)	$(302)	$(108)	$(701)

NET ASSETS:
Beginning of period	15,918	15,358	5,121	5,422	6,387	7,088
End of period	$16,955	$15,918	$4,730	$5,120	$6,279	$6,387

The accompanying Notes to the Financial Statements are an integral part of these financial statements

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Changes in Net Assets (Continued)
For the years ended December 31, 2025 and December 31, 2024

	Goldman Sachs VIT Government Money Market Fund		Janus Henderson VIT Enterprise Portfolio		Vanguard VIF Equity Income Portfolio
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$339	$378	$129	$9	$5,059	$1,298
Realized gain (loss) on investments	—	—	1	62	682	3,472
Change in unrealized appreciation (depreciation) on investments	—	—	(11)	139	3,748	1,662
Net increase (decrease) in net assets resulting from operations	339	378	119	210	9,489	6,432

Contributions and (Withdrawals):
Payments received from policyowners	3,663	3,269	368	336	37,541	26,721
Policyowners' surrenders	(2)	—	—	—	—	—
Net Transfers	—	830	—	—	—	—
Cost of insurance, administrative fees and transaction fees	(3,403)	(3,148)	(346)	(317)	(26,037)	(23,074)
Net contributions and (withdrawals)	258	951	22	19	11,504	3,647

Increase (decrease) in net assets	$597	$1,329	$141	$229	$20,993	$10,079
NET ASSETS:
Beginning of period
End of period	8,193	6,864	1,636	1,407	51,743	41,664
	$8,790	$8,193	$1,777	$1,636	$72,736	$51,743

The accompanying Notes to the Financial Statements are an integral part of these financial statements

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Changes in Net Assets (Continued)
For the years ended December 31, 2025 and December 31, 2024

	Vanguard VIF Equity Index Portfolio
	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$769	$210
Realized gain (loss) on investments	445	1,458
Change in unrealized appreciation (depreciation) on investments	2,780	1,625
Net increase (decrease) in net assets resulting from operations	3,994	3,293

Contributions and (Withdrawals):
Payments received from policyowners	9,428	9,753
Policyowners' surrenders	—	—
Net Transfers	—	—
Cost of insurance, administrative fees and transaction fees	(8,560)	(9,579)
Net contributions and (withdrawals)	868	174

Increase (decrease) in net assets	$4,862	$3,467

NET ASSETS:
Beginning of period	19,434	15,967
End of period	$24,296	$19,434

The accompanying Notes to the Financial Statements are an integral part of these financial statements

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements

1. Organization

CG Variable Life Insurance Separate Account A (Separate Account A or the "Account") is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended as a unit investment trust that follows the accounting and reporting under ASC 946. The operations of Separate Account A are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of Separate Account A are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of Separate Account A are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants. Effective after July 1, 2006, sales of new policies were discontinued.

At December 31, 2025, the assets of Separate Account A are divided into variable sub-accounts, each of which is invested in shares of one of nine diversified open-end investment management companies' mutual funds, each portfolio having its own investment objective. Transfers are permitted between these variable sub-accounts and to and from a fixed account option offered by CG Life. The fixed account is not included in these financial statements. The variable sub-accounts are:

BNY Mellon Investment Management:
BNY Mellon Stock Index Fund (Initial Class)
Fidelity Variable Insurance Products (VIP) Products:
Fidelity VIP Asset Manager Portfolio (Initial Class)
Fidelity VIP Equity-Income Portfolio (Initial Class)
Fidelity VIP Investment Grade Bond Portfolio (Initial Class)
Fidelity VIP Overseas Portfolio (Initial Class)
Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT Government Money Market Fund (Institutional Class)
Janus Henderson Variable Insurance Trust:
Janus Henderson VIT Enterprise Portfolio (Institutional Class)
Vanguard Variable Insurance Funds:
Vanguard VIF Equity Income Portfolio
Vanguard VIF Equity Index Portfolio

2. Significant Accounting Policies

These financial statements have been prepared in conformity with generally accepted accounting principles and reflect management’s estimates and assumptions, such as those regarding fair value, that affect recorded amounts. Actual results could differ from those estimates. Significant estimates are discussed throughout these Notes to Financial Statements. The following is a summary of significant accounting policies consistently applied in the preparation of the Account's financial statements:

A. Investment Valuation: Investments held by the variable sub-accounts consist of shares of mutual funds that are valued at their respective closing net asset values per share as determined by the mutual funds as of
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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)
December 31, 2025. The change in the difference between cost and fair value is reflected as a change in net unrealized gain (loss) in the Statements of Operations. See below for further information on Fair Value Measurements.

B. Investment Transactions: Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the average cost basis of the investments sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life. Amounts due to or due from CG Life are recorded as payables to/receivables from CG Life in the Statements of Assets and Liabilities. There were no such payables to or receivables from CG Life as of December 31, 2025.

C. Federal Income Taxes: The operations of the Account form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing Federal income tax law, investment income (dividends) and capital gains attributable to the Account are not taxed.
D. Policies: Reinstated policies due to lapses that are re-issued in the current year are deemed issued under that policy's original effective date with regard to fee structures. No new policies were issued during this statement period and it is expected that no new policies will be issued in the future.

E. Segments : The Managing Director of Corporate Owned Life Insurance (COLI) acts as the Separate Account’s Chief Operating Decision Maker (“CODM”) making decisions about investment options as well as associated expenses of the separate account. COLI is sold to corporations to provide coverage on the lives of certain employees for financing employer-paid future benefit obligations. The life insurance policies are issued by Connecticut General Life Insurance Company. In accordance with FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures, it was determined that each of the individual subaccounts make up one operating segment of the Separate Account. The Separate Accounts investment options are pre-determined in accordance with the terms of its prospectus. The financial information provided to and reviewed by the CODM is consistent with that presented within the Separate Account's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights.

F. Fair Value Measurements: The Account carries financial instruments at fair value in the financial statements, including mutual funds.

Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date. A liability's fair value is defined as the amount that would be paid to transfer the liability to a market participant, not the amount that would be paid to settle the liability with the creditor.

The Account’s financial assets carried at fair value have been classified based upon a hierarchy defined by GAAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level of input that is significant to its measurement. For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument's fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

2. Significant Account Policies (Continued)

•Level 1 – Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date. Active markets are defined as markets where many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis, and include exchanges and dealer markets.

•Level 2 – Inputs for instruments classified in Level 2 include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active or other inputs that are market observable or can be corroborated by market data for the term of the instrument. Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if the Company determines that unobservable inputs are insignificant.

•Level 3 – Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

The Account’s financial assets measured at fair value on a recurring basis consist of investments in various institutional and retail mutual funds classified in Level 2. The fair value measurement is based on the respective funds' closing net asset value as of the valuation date, which represents the exit-based fair value for the units on that date. There were no financial assets measured at fair value on a non-recurring basis during 2025.

3. Investments

Total purchases and sales of shares within each mutual fund for each of the years ended December 31, 2025, and 2024 were as follows:

	December 31, 2025		December 31, 2024
	Purchases	Sales	Purchases	Sales
American Century VP Capital Appreciation	$—	$—	$31	$992
BNY Mellon Stock Index Fund	7,208	21,396	8,575	24,719
Fidelity VIP Asset Manager Portfolio	43,796	21,431	19,847	22,755
Fidelity VIP Equity Income Portfolio	1,181	1,801	1,191	1,714
Fidelity VIP Investment Grade Bond Portfolio	2,118	2,689	2,095	2,325
Fidelity VIP Overseas Portfolio	1,149	1,816	1,123	1,791
Goldman Sachs VIT Government Money Market Fund	3,539	2,944	4,239	2,910
Janus Henderson VIT Enterprise Portfolio	497	347	407	318
Vanguard VIF Equity Income Portfolio	37,536	20,972	28,212	20,549
Vanguard VIF Equity Index Portfolio	10,197	8,561	9,968	8,991
Total	$107,221	$81,957	$75,688	$87,064

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

4. Charges and Deductions

    There are no mortality and expense charges for the years presented.

Each premium payment is subject to a charge covering state insurance premium taxes and federal income taxes under Section 848 of the Internal Revenue Code (dealing with deferred acquisition costs). This charge is stated in the group policy but will not exceed 5.00%. State insurance premium taxes vary from state to state and range from 0.00% to 3.00%. The premium taxes are netted against participant deposits on the Statements of Changes in Net Assets.

CG Life charges a monthly deduction for the cost of life insurance and any other benefits provided under the Group policy. The cost of life insurance will depend on the contract holder's age on the contract holder's last birthday as of the last Policy Anniversary. The charge may depend on the following risk factors:

•The group policyholder's industry;
•The contract holder's classification as a smoker or non-smoker;
•The number of eligible persons;
•The age, sex and occupation of the eligible persons;
•The prior claims experience of group life insurance plans sponsored by the group policyholder;
•Expenses of the group policy, including commissions to agents or brokers and other administrative expenses to reimburse CG Life;
•Our prior claims experience under the group policy; and
•Other factors affecting CG Life's risk under the group policy.

The monthly cost of life insurance is guaranteed not to exceed maximum rates that are based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday.

CG Life charges a monthly administrative fee to cover the cost of premium billing and collection, certificate value calculation, transaction processing, periodic reports and other expenses. This charge will vary depending on the group policyholder, including the number of eligible persons and the expected costs of administering the certificates under the group policy. This charge will not exceed:

•$6.00 per month, for certificates having a fund or portfolio balance (net of loans) of more than zero but not more than $10,000; or
•$5.00 per month, for certificates having no fund or portfolio balance, or having a fund or portfolio balance (net of loans) of more than $10,000.

CG Life charges a fee of $25.00 (or 2% of the amount of the surrender, if less) for the following transactions:

•A full surrender of a certificate;
•A partial surrender of a certificate; and
•Each transfer between funding options in excess of 12 transfers during each policy year.

The transaction fee may be waived at the discretion of CG Life management. Fees charged by CG Life for cost of life insurance, administrative fees and transaction fees are charged directly to policyholder accounts.

5. Distribution of Net Income

Separate Account A does not expect to declare dividends to participants from accumulated net income. The accumulated net income is allocated to each participant. Distribution to participants will occur as part of death benefits and surrender.

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

6. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Based on assurances from the Fund Managers, CG Life believes that the variable sub-accounts satisfy the requirements of the regulations and that Separate Account A therefore satisfies these requirements and expects to continue to meet such requirements.

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

7. Changes in Outstanding Units
The changes in units outstanding for the years ended December 31, 2025 and 2024 were as follows:

	December 31, 2025			December 31, 2024
	Units Issued	Units Redeemed	Increase (Decrease)	Units Issued	Units Redeemed	Increase (Decrease)
American Century VP Capital Appreciation	—	—	—	—	(14)	(14)
BNY Mellon Stock Index Fund	—	(343)	(343)	—	(466)	(466)
Fidelity VIP Asset Manager Portfolio	1,188	(628)	560	627	(733)	(106)
Fidelity VIP Equity Income Portfolio	—	(33)	(33)	—	(35)	(35)
Fidelity VIP Investment Grade Bond Portfolio	72	(99)	(27)	74	(89)	(15)
Fidelity VIP Overseas Portfolio	17	(61)	(44)	27	(67)	(40)
Goldman Sachs VIT Government Money Market Fund	265	(245)	20	335	(253)	82
Janus Henderson VIT Enterprise Portfolio	19	(18)	1	19	(18)	1
Vanguard VIF Equity Income Portfolio	1,432	(934)	498	1,207	(1,029)	178
Vanguard VIF Equity Index Portfolio	335	(292)	43	348	(366)	(18)

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

8. Financial Highlights:

The following table presents financial highlights for each of the variable sub-accounts as of December 31, 2025, 2024, 2023, 2022 and 2021:

		Net Assets	Units Outstanding	Variable Accumulation Unit Value	Total Return*	Investment Income Ratio**	Expense Ratio
American Century VP Capital Appreciation	2025	$—	—	$—	—%	—%	—%
	2024	—	—	—	—%	—%	—%
	2023	935	14	64.71	20.7%	—%	—%
	2022	27,368	510	53.61	(28.1)%	—%	—%
	2021	44,465	596	74.58	11.2%		—%
BNY Mellon Stock Index Fund	2025	$106,891	1,529	$69.77	17.5%	6.6%	—%
	2024	111,377	1,872	59.36	24.7%	1.2%	—%
	2023	111,495	2,339	47.62	25.9%	1.4%	—%
	2022	111,306	2,942	37.81	(18.3)%	1.2%	—%
	2021	162,815	3,515	46.29	28.4%	1.1%	—%

18

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

8. Financial Highlights (Continued):
		Net Assets	Units Outstanding	Variable Accumulation Unit Value	Total Return*	Investment Income Ratio **	Expense Ratio
Fidelity VIP Asset Manager Portfolio	2025	$71,278	1,923	$37.07	15.0%	5.3%	—%
	2024	43,928	1,363	32.24	8.5%	2.5%	—%
	2023	43,602	1,469	29.71	12.9%	2.2%	—%
	2022	44,332	1,685	26.31	(14.9)%	1.8%	—%
	2021	62,743	2,028	30.93	9.9%	1.6%	—%
Fidelity VIP Equity Income Portfolio	2025	$16,956	277	$60.88	19.0%	7.2%	—%
	2024	15,918	310	51.15	15.3%	1.8%	—%
	2023	15,358	345	44.34	10.6%	1.8%	—%
	2022	15,989	397	40.08	(5.0)%	1.0%	—%
	2021	45,753	1,084	42.17	24.9%	1.9%	—%
Fidelity VIP Investment Grade Bond Portfolio	2025	$4,729	169	$28.01	7.2%	3.2%	—%
	2024	5,120	196	26.12	1.8%	3.2%	—%
	2023	5,422	211	25.66	6.2%	2.5%	—%
	2022	5,466	226	24.16	(13.0)%	0.9%	—%
	2021	22,449	809	27.76	(0.6)%	1.9%	—%
Fidelity VIP Overseas Portfolio	2025	$6,278	199	$31.54	20.4%	10.2%	—%
	2024	6,387	244	26.20	5.1%	1.6%	—%
	2023	7,088	284	24.94	20.5%	1.0%	—%
	2022	6,408	310	20.69	(24.5)%	0.3%	—%
	2021	36,345	1,326	27.40	19.7%	0.5%	—%

19

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)
8. Financial Highlights (Continued):

		Net Assets	Units Outstanding	Variable Accumulation Unit Value	Total Return*	Investment Income Ratio**	Expense Ratio
Goldman Sachs VIT Government Money Market Fund	2025	$8,791	715	$12.31	4.2%	4.0%	—%
	2024	8,193	694	11.81	5.2%	5.0%	—%
	2023	6,864	612	11.23	5.1%	4.6%	—%
	2022	6,472	605	10.69	1.6%	1.6%	—%
	2021	7,375	701	10.52	—%	—%	—%
Janus Henderson VIT Enterprise Portfolio	2025	$1,777	88	$19.92	7.7%	7.6%	—%
	2024	1,636	87	18.50	15.6%	0.6%	—%
	2023	1,407	87	16.00	18.1%	—%	—%
	2022	1,185	86	13.55	-16.9%	0.2%	—%
	2021	2,430	174	13.97	19.5%	5.4%	—%
Vanguard VIF Equity Income Portfolio	2025	$72,736	2,941	$24.73	16.8%	6.9%	—%
	2024	51,743	2,443	21.17	15.1%	2.8%	—%
	2023	41,664	2,266	18.39	8.1%	2.4%	—%
	2022	56,378	3,313	17.02	(0.7)%	2.4%	—%
	2021	60,407	3,526	17.13	25.3%	1.8%	—%
Vanguard VIF Equity Index Portfolio	2025	$24,296	742	$32.79	17.7%	2.5%	—%
	2024	19,434	699	27.86	24.8%	1.2%	—%
	2023	15,967	717	22.31	26.1%	0.6%	—%
	2022	93,370	5,278	17.69	(18.2)%	0.7%	—%
	2021	47,064	2,176	21.63	28.5%	1.2%	—%

20

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

8. Financial Highlights (Continued):

Explanations for footnotes within the Financial Highlights are as follows:

* These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. These ratios also do not reflect charges for cost of insurance, administrative or transaction fees; inclusion of these charges in the calculation would result in a reduction in the total return presented.

**These amounts represent the dividends received by the variable sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude mortality and expense risk charges that are assessed against contract owner accounts through reductions in the unit values. The recognition of investment income by the variable sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the variable sub-account invests.

9. Subsequent Events:

CG Life is not aware of any events that occurred subsequent to the close of the books or accounts for this statement which would have had a material effect on the financial condition of the Account. In preparing these financials, CG Life has evaluated events that occurred between the balance sheet date and April 30, 2026, the date the financial statements were issued.

21

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY – OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY FINANCIAL STATEMENTS

FOR THE YEARS ENDED December 31, 2025, 2024, AND 2023

Report of Independent Auditors
To the Board of Directors of Connecticut General Life Insurance Company
Opinions
We have audited the accompanying statutory financial statements of Connecticut General Life Insurance Company (the "Company"), which comprise the statutory balance sheets as of December 31, 2025 and 2024, and the related statutory statements of income and changes in capital and surplus, and statutory statements of cash flows for the three years then ended, including the related notes (collectively referred to as the "financial statements").
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the three years then ended, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the three years then ended.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of
America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department.
Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors' Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
3

Supplemental Information
Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole.
The supplemental Schedule of Selected Financial Data, Supplemental Summary Investment Schedule,
Supplemental Investment Risk Interrogatories, and Supplemental Schedule of Reinsurance Disclosures (collectively referred to as the "supplemental schedules") of the Company as of December 31, 2025 and for the year then ended are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of

America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.
Hartford, Connecticut
April 24, 2026

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY BALANCE SHEETS

(in millions, except share information)
As of December 31,	2025	2024

ASSETS
Cash and invested assets:
Cash, cash equivalents and short-term investments	$ 183	$ 253
Bonds, principally at amortized cost (fair value, $2,775; $2,721)	2,862	2,905
Common stocks, see Note 1 (cost, $1,945, $1,745)	7,796	6,286
Preferred stock, principally at cost (fair value, $-; $-)	—	—
Commercial mortgage loans	321	348
Policy loans	1,082	1,155
Other invested assets	575	767
Total cash and invested assets	12,819	11,714
Amounts due from reinsurers	7	6
Deferred tax assets	11	13
Premiums and considerations receivable	3	4
Accrued investment income	67	66
Receivables from parent, subsidiaries and affiliates	27	3
Other assets	6	5
Total assets excluding separate accounts	12,940	11,811
Separate accounts assets	9,157	8,931
Total assets	$ 22,097	$ 20,742

LIABILITIES
Aggregate reserves for life, accident and health policies and contracts	$ 3,756	$ 3,909
Contract claims – Life, Accident, and Health	107	129
Other policy and contract liabilities	23	14
Accrued commissions, expenses and taxes	47	69
Remittance and items not allocated	25	5
Asset valuation reserve	1,256	100
Interest maintenance reserve	184	221
Borrowed money	—	—
Payable to parent, subsidiaries and affiliates	1	1
Other liabilities	50	72
Total liabilities excluding separate accounts	5,449	4,520
Separate accounts liabilities	9,138	8,885
Total liabilities	$ 14,587	$ 13,405

CAPITAL AND SURPLUS
Capital stock ($5 par value; 5,978,322 shares authorized, issued and outstanding)	$ 30	$ 30
Paid in surplus	3,159	3,159
Unassigned funds/(surplus)	4,321	4,148
Total capital and surplus	7,510	7,337
Total liabilities and capital and surplus	$ 22,097	$ 20,742

The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

(in millions)
For the years ended December 31,	2025	2024	2023

REVENUES
Premiums and annuity and other considerations	$ 118	$ 143	$ 155
Commissions and expense allowances on reinsurance ceded	17	16	23
Net investment income and amortization of interest maintenance reserve	1,633	3,502	1,948
Separate Accounts net gain from operations excluding unrealized gains or losses	59	70	96
Other income	57	50	37
Total	1,884	3,781	2,259

BENEFITS AND EXPENSES
Benefits expense	596	585	582
Interest on policy or contract funds	25	19	17
Decrease in policy reserves	(153)	(89)	(16)
Commissions expense	4	4	8
Insurance taxes, licenses and fees	4	5	3
General insurance expenses and taxes	32	37	23
Net transfers from Separate Accounts net of reinsurance	(123)	(118)	(115)
Policyholder dividends	(1)	—	—
Total	384	443	502

INCOME FROM OPERATIONS BEFORE FEDERAL AND FOREIGN INCOME TAXES	1,500	3,338	1,757
Federal and foreign income taxes	13	11	20

INCOME FROM OPERATIONS	1,487	3,327	1,737
Realized capital gains/(loss), net of taxes and interest maintenance reserve	(13)	(6)	24

NET INCOME	1,474	3,321	1,761
Dividends paid to stockholder	(1,525)	(3,333)	(1,776)
Additional paid-in surplus	—	367	—
Change in:
Net unrealized capital gain/(loss)	1,328	(842)	1,318
Net unrealized foreign exchange capital (loss)/gain	10	(9)	4
Net deferred income tax	(24)	7	6
Nonadmitted assets	68	(13)	(9)
Asset valuation reserve	(1,156)	—	4
Surplus as a result of reinsurance	(14)	(14)	(15)
Prior period correction	12	—	—
Other	—	—	—
Net increase/(decrease) in capital and surplus	173	(516)	1,293

Capital and surplus, beginning of year	7,337	7,853	6,560

CAPITAL AND SURPLUS, End of Year	$ 7,510	$ 7,337	$ 7,853

The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY STATEMENTS OF CASH FLOWS

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

(in millions)
For the years ended December 31,	2025	2024	2023

NET CASH FROM OPERATIONS
Premiums and annuity and other considerations	$ 129	$ 152	$ 155
Net investment income	658	2,404	1,215
Miscellaneous income	145	148	142
Total revenues received	932	2,704	1,512
Benefits and loss related payments	644	599	594
Commissions, expenses and taxes	38	45	23
Net transfers from separate accounts	(123)	(118)	(115)
Total benefits, expenses and transfers paid	559	526	502
Federal and foreign income taxes paid/(recovered)	39	(4)	21
Dividends paid to policyholders	(1)	—	—
Total expenses paid	597	522	523
Net cash provided by operations	334	2,182	989

NET CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	180	216	235
Stocks	—	5	2
Commercial mortgage loans	61	38	27
Real Estate	—	—	—
Other invested assets	28	39	46
Other	20	20	20
Net proceeds from investments sold, matured or repaid	289	318	330
Cost of investments acquired:
Bonds	(113)	(60)	(140)
Stocks	—	—	—
Commercial mortgage loans	(36)	(7)	(62)
Other invested assets	(7)	(8)	(3)
Other	(39)	(19)	(29)
Net cost of investments acquired	(195)	(94)	(234)
Net increase in policy loans and premium notes	73	56	6
Net cash provided by or (used in) investment activities	167	280	102

NET CASH FROM FINANCING
Capital and paid in surplus	—	—	—
Borrowed funds	—	(10)	10
Dividends paid	(595)	(2,250)	(1,065)
Net contributions on deposit-type contract funds and other insurance liabilities	—	—	—
Other (uses)/sources	24	33	(87)
Net cash used in financing activities	(571)	(2,227)	(1,142)
Net (decrease)/increase in cash, cash equivalents and short-term investments	(70)	235	(50)
Cash, cash equivalents and short-term investments, beginning of year	253	18	68
Cash, cash equivalents and short-term investments, end of year	$ 183	$ 253	$ 18

The Company reported the following non-cash operating, investing and financing activities:	2025	2024	2023
Exchanging noncash assets and liabilities for other noncash assets or liabilities	35	10	15
Accounts receivable acquired from a subsidiary as a dividend and transferred to parent	930	1,083	711
Real estate home office assets transferred as a capital contribution to a subsidiary	200	—	—
Capital infusion from parent in the form of other invested assets	—	367	—
The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND GOING CONCERN
Nature of Operations

Connecticut General Life Insurance Company (the Company) is a wholly-owned subsidiary of Connecticut General Corporation (CGC), which is an indirect wholly-owned subsidiary of The Cigna Group. On February 13, 2023 the ultimate parent of the Company changed its corporate name from Cigna Corporation to The Cigna Group. References to "Cigna" or "Cigna Corp." in these footnotes refer to The Cigna Group. The Company and its subsidiaries are major providers of health care and related benefits in the U.S., the majority of which are offered through employers and other groups (e.g. unions and associations). Principal products and services are group life and health insurance. In addition, the Company has international operations that offer products (that are generally similar to those offered domestically) to businesses and individuals in selected markets. The Company also has certain run-off operations including individual insurance, group retirement and reinsurance operations. The Company is domiciled in the state of Connecticut and licensed in all states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Canada.

A.    Accounting Practices
The Statutory Financial Statements of the Company are presented in conformity with accounting practices prescribed by the Connecticut Insurance Department (the “Department”). The Department has adopted the National Association of Insurance Commissioners’ (“NAIC”) Statutory Accounting Principles (“SAP” or “SSAPs”). Permitted accounting practices are those practices specifically requested by an insurer that depart from NAIC SAP and state prescribed practices and have been approved by the insurer’s domiciliary state. The Company did not utilize permitted practices in the preparation of these financial statements.

B.Use of Estimates in the Preparation of the Financial Statements

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. NAIC SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Significant estimates are discussed throughout these Notes; however, actual results could differ from those estimates.

C.Accounting Policy

(1)Financial Instruments: In the normal course of business, the Company enters into transactions involving various types of financial instruments. These financial instruments may include various instruments recorded on the balance sheet and off-balance sheet financial instruments. These instruments may change in value due to interest rate and market fluctuations and most also have credit risk. The Company evaluates and monitors each financial instrument individually and, when management considers it appropriate, uses a derivative instrument or obtains collateral or another form of security to minimize risk of loss.

The Company estimates fair values of financial instruments using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available and other market information that a market participant may use to estimate fair value. The internal pricing methods generally involve using discounted cash flow analyses that incorporate current market inputs for similar financial instruments with comparable terms and credit quality as well as other qualitative factors.   In instances where there is little or no market activity for the same or similar instruments, the fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price. See Note 17 for information on the Company’s fair value measurements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(2)Cash and Cash Equivalents: Cash and cash equivalents consist of cash and short-term investments that will mature in three months or less from the time of purchase. Cash equivalents and short-term investments are carried at cost.

(3)Investments: Investments are valued in accordance with the requirements of the NAIC SAP. The carrying values of investments are generally stated as follows:

Bonds, Short-term Investments and Redeemable Preferred Stocks. Investments in bonds and short-term investments are carried at amortized cost. Redeemable preferred stocks are carried at amortized cost, except those in or near default, which are carried at the lesser of cost or fair value. Amortization of bond premium or discount is calculated using the scientific (constant yield) interest method. Bonds containing call provisions are amortized to call date which produces the lowest asset value (yield to worst). Investments with original maturities of one year or less from the time of purchase are classified as short-term. Bonds and redeemable preferred stocks are considered impaired, and their cost basis is written down to fair value through an asset valuation reserve for credit-related losses, when management expects a decline in value to persist (i.e., the decline is other-than-temporary).

The NAIC issued revisions to statutory accounting guidance related to the definition and classification of bonds (the “NAIC Bond Project”), effective January 1, 2025. Management evaluated the impact of the revised guidance on the Company’s investment portfolio and statutory financial position. Adoption of the guidance did not have a material impact on admitted assets, statutory surplus, or results of operations for the period presented.

Hybrid Securities. Hybrid securities are designed with both debt and equity characteristics and are intended to provide protection to the issuer’s senior note holders. In accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, hybrid securities are reported in bonds.
Loan-backed and Other Structured Securities. Loan-backed bonds and structured securities are valued at amortized cost using the constant level yield method. Significant changes in estimated cash flows from the original purchase assumptions are accounted for generally using the retrospective adjustment method. When loan-backed and structured securities have potential for loss of a significant portion of the original investment, significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method. These securities are presented on the balance sheet as bonds.

Prepayment assumptions for loan-backed securities and other structured securities were obtained from external financial data sources. These assumptions are consistent with the current interest rate and economic environment.

When the Company determines it does not expect to recover the amortized cost basis of loan-backed or structured securities with declines in fair value (even if it does not intend to sell and has the intent and ability to hold), the non-interest portion of the impairment loss is recognized in realized investment losses. The non-interest portion is the difference between the amortized cost basis of the loan-backed or structured security and the net present value of its expected future cash flows. Expected future cash flows are based on assumptions about the collateral attributes, including prepayment speeds, default rates and changes in value.

Perpetual Preferred and Common Stocks. Investments in perpetual preferred and common stocks are carried at fair value except for common stock of affiliates that are valued using methods described below. When impaired, the cost basis of these investments is written down to fair value through an asset valuation reserve for credit-related losses, when management expects a decline in value to persist (i.e., the decline is other-than-temporary).

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
Subsidiary, Controlled, and Affiliated (SCA) Entities. Subsidiary, controlled, and affiliated entities are reported using the statutory equity method based on the entity’s audited equity prepared using NAIC SAP or accounting principles generally accepted in the United States of America (GAAP), as appropriate in accordance with SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities. These entities are presented on the balance sheet as common stock or other invested assets.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
Commercial Mortgage Loans. Mortgage loans held by the Company are made exclusively to commercial borrowers at a fixed rate of interest. Commercial mortgage loans are carried at unpaid principal balances or, if impaired, the lower of unpaid principal or fair value of the underlying real estate. If the fair value of the underlying real estate is less than unpaid principal on an impaired loan, a valuation reserve is recorded. Commercial mortgage loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company monitors credit risk and assesses the impairment of loans individually and on a consistent basis for all loans in the portfolio. The Company estimates the fair value of the underlying real estate using internal valuations generally based on discounted cash flow analyses. Certain commercial mortgage loans without valuation reserves may be considered impaired because the Company may not collect all interest due according to the terms of the original agreements. However, the Company expects to recover its remaining carrying value in these circumstances primarily because the fair value of the underlying real estate exceeds the carrying value of these loans.

Policy Loans. Policy loans are carried at unpaid principal balances plus accumulated interest. The loans are collateralized by insurance policy cash values and, therefore, have no exposure to credit loss.

Real Estate. Real estate can be occupied by the Company, held for the production of income, or held for sale. As of December 31, 2025 and 2024, real estate was classified as occupied by the Company or held for the production of income, and carried at depreciated cost less encumbrances; any write downs to fair value due to impairment are recorded as realized losses. Impairment is assessed when cash flows indicate that the carrying value may not be recoverable. The Company estimates the fair value of real estate using internal valuations generally based on discounted cash flow analyses. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset. At the time of foreclosure, properties are reclassified from commercial mortgage loans to real estate or other invested assets depending on the ownership of the underlying assets.

Joint Ventures, Partnerships, Limited Liability Companies. In accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, joint ventures, partnerships and limited liability companies are reported in other invested assets and generally use the statutory equity method as defined. Limited partnerships in which the Company has a minor ownership interest are recorded based on the underlying audited GAAP equity of the investee.

Derivative Financial Instruments. Statutory accounting rules provide that in order to qualify for hedge accounting, the derivative shall be designated as a hedge of a specific asset, liability, or anticipated transaction or portfolio of specific assets or specific liabilities. The item to be hedged must expose the reporting entity to a risk, and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item. When hedge accounting treatment does not apply, derivatives used in hedging transactions are recorded at fair value. Changes in fair value are recognized as unrealized gains and losses until contract termination or closing, when realized gains and losses are recognized in net income.

Net Investment Income. When interest and principal payments on investments are current, the Company recognizes interest income when it is earned. The Company stops recognizing interest income for bonds when interest payments are 90 days past due and for commercial mortgage loans when payment is considered delinquent or when certain terms (interest rate or maturity date) of the investment have been restructured. Net investment income on these investments is only recognized when interest payments are received. See Note 6 for further information.
Investment Gains and Losses. Unrealized capital gains and losses on investments carried at fair value are reflected directly in unassigned surplus. Realized capital gains and losses resulting from sales, asset write-downs and changes in valuation reserves are based on specifically identified assets and are recognized in net income, subject to the interest maintenance reserve policy described below.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(4)Non-admitted Assets: In accordance with NAIC SSAPs, certain assets or certain portions of assets are excluded from the Company's admitted assets on its balance sheet through a direct charge to unassigned surplus. Certain assets are limited by factors, such as a percentage of surplus, as to the amounts that qualify as admitted assets. Such assets include deferred tax assets.
(5)Separate Accounts: Separate Account assets and liabilities are contract holder funds maintained in accounts with specific investment objectives. The assets of these accounts are legally segregated and insulated from the general account of the Company and are not subject to claims that arise out of any of the Company’s other businesses. The separate account assets are largely carried at fair value. Separate account liabilities are established in amounts that are adequate to meet estimated future obligations to contract holders and plan participants. The investment income, gains and losses of these accounts generally accrue to the contract holders and, therefore, do not affect the Company's net income. Premiums received and benefits paid on separate accounts flow through the general account and result in transfers between the two, which are reported in the Company’s net income.

(6)Premium and Deposit Fund Liabilities: Premium and deposit funds are liabilities for investment-related products. These liabilities primarily consist of deposits received from customers and accumulated net investment income on their fund balances less accumulated administrative charges according to contract terms and customers’ experience.

(7)Aggregate Reserves: Aggregate reserves for life, accident, health, disability, and annuity policies are established in amounts that are adequate to meet the estimated future obligations of policies in force and that equal or exceed the required statutory minimums. For individual life policies, liabilities are calculated using the net level premium method and the Commissioner’s Reserve Valuation Method. Annuity liabilities are calculated in such a way that they equal or exceed those produced by application of the Commissioner's Annuity Reserve Valuation Method. Valuation of individual life insurance and annuity policies assumes interest discount at rates that do not exceed the statutory maximums. Discount rates ranged from 2.25% to 11.25% in 2025 and in 2024, with some rates grading to lower levels over time. Mortality and morbidity assumptions are predominately based on industry tables and are at least as conservative as the statutory minimums.

(8)Premiums and Annuity and Other Considerations: Premiums for individual life insurance, individual and group annuity products, group life and accident and health insurance are considered revenue when due.
(9)Other Policy and Contract Liabilities: Liabilities for other policy and contract claims are estimates of payments to be made on insurance claims for reported losses and estimates of incurred but not reported losses. Estimated amounts of reinsurance recoverable on unpaid losses are deducted from the liability for unpaid claims. Estimated liabilities are established for policies that contain experience-rating provisions according to contract terms and using the customer’s experience.

(10)Income Taxes: The Company is included in the consolidated United States federal income tax return filed by Cigna. Pursuant to the Tax Sharing Agreement with Cigna, federal income taxes are allocated to the Company as if it were filing on a separate return basis. The tax benefit of net operating losses, capital losses and tax credits are funded to the extent they reduce the consolidated federal income tax liability. The Company generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes (temporary differences). Limitations of the admitted amount of the deferred tax asset are calculated in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP 10R and SSAP 10. More detailed information about the Company’s income taxes is disclosed in Note 8. The accounting policy election has been made to disregard Corporate Alternative Minimum Tax (CAMT) when evaluating the need for a valuation allowance for the Company’s regular deferred tax assets.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(11)Participating Business: The Company's participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of the Company's participating line of business.

(12)Other Liabilities: Other liabilities consist of various insurance-related liabilities including amounts related to deposit-type contracts, reinsurance contracts, amounts withheld or retained by company as agent or trustee, and escheat liabilities. Legal costs to defend the Company’s litigation and arbitration matters are expensed when incurred in cases where the Company cannot reasonably estimate the ultimate cost to defend. In cases where the Company can reasonably estimate the cost to defend, these costs are recognized when the claim is reported.

(13)Premium Deficiency Reserves: The Company anticipates investment income as a factor in a premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

(14)Asset Valuation Reserve (AVR): The AVR is a reserve designed to reduce the impact on unassigned surplus of fluctuations in the fair value of all invested assets by providing an investment reserve for potential future losses on invested assets. The AVR is calculated in accordance with methods prescribed by the NAIC.

(15)Interest Maintenance Reserve (IMR): The IMR is a reserve designed to defer realized capital gains and losses resulting from general interest rate changes. As prescribed by the NAIC, such realized capital gains and losses, net of related taxes, are deferred and amortized to net investment income over the stated or expected maturity of the invested asset disposed. To the extent the deferral of capital losses results in a net asset, such amount will be non-admitted.

(16) Pharmaceutical Manufacturer Rebate Receivable. Pharmaceutical manufacturer rebates receivable are recorded when earned based on actual rebates billed and an estimate of receivables based on current utilization of specific pharmaceuticals and contract terms.

(17)Performance Guarantees. The Company provides performance guarantees associated with meeting certain service standards, clinical outcomes or financial metrics.  If these service standards, clinical outcomes or financial metrics are not met, the Company may be financially at risk up to a stated percentage of the contracted fee or a stated dollar amount.  The Company establishes deferred revenues for estimated payouts associated with these performance guarantees.

(18)Differences between NAIC SAP and GAAP: Statutory accounting principles as described above differ in some respects from GAAP. Principal differences under GAAP from these statutory financial statements include the following:
•Aggregate reserves for life policies are calculated using mortality, interest and expense assumptions derived from the Company's own experience or various actuarial tables.
•Bonds and preferred stocks classified as available-for-sale are carried at fair value. Adjustments to fair value are recorded in shareholders’ equity as net unrealized appreciation or depreciation on investments, net of amounts required to adjust future policy benefits for run-off settlement annuity business and deferred income taxes.
•GAAP deferred tax assets or liabilities include financial statement items that are recognized differently for GAAP than for statutory accounting purposes. The GAAP tax asset does not currently include a valuation allowance which reflects management’s assessment as to whether certain deferred tax assets will be realizable. These assessments could be revised in the near term if underlying circumstances change. Statutory deferred tax assets are limited to the admittable amount allowed in accordance with SSAP 101.
•Acquisition costs are deferred and amortized over the estimated contract period of the related policies.
•A transition obligation for postretirement benefits other than pensions was fully recognized in 1992.  The postretirement benefit obligation other than pensions includes a portion accrued for employees not currently eligible for postretirement benefits as calculated in accordance with Accounting Standards Codification 715 “Compensation – Retirement Benefits”.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
•Reinsurance recoverables are presented as assets and are not netted against insurance liabilities.
•Investments in subsidiaries are consolidated under GAAP.
In addition, other principal differences under GAAP from these statutory financial statements include the following:
•Non-admitted assets (including furniture and equipment, goodwill and intangibles) less applicable allowance accounts are restored to the balance sheet.
•The asset valuation reserve (AVR) and interest maintenance reserve (IMR) are not recorded.
•The liability for reinsurance in unauthorized companies is not recorded.

NOTE 2 - ACCOUNTING CHANGES, CORRECTIONS OF ERRORS, AND DIFFERENCE BETWEEN FILED ANNUAL STATEMENT AND AUDITED FINANCIAL STATEMENT
Correction of Errors
During preparation of the 2025 annual statutory financial statements, the Company identified two errors affecting previously issued financial statements. In accordance with SSAP No. 3, the Company has evaluated both errors and determined them to be immaterial, individually and in the aggregate. These corrections are reflected in the current reporting period. The Connecticut Insurance Department was notified of these errors and the Company's corrective approach.

The nature and effect of each correction are as follows:
•Home office real estate with a net book value of $200 million was transferred to Cigna Health and Life Insurance Company (CHLIC), the Company's subsidiary, in 2024; however, the transfer was not recorded on the Company’s financial statements. The Company overstated Properties Occupied by the Company and related operating expenses. The transfer was recorded as a capital contribution to CHLIC at net book value in accordance with SSAP No. 72. Operating expenses of $12 million incurred subsequent to the transfer date were corrected as a prior period adjustment. This is the only correction with a direct impact on surplus.
•Net leasehold improvements of $32 million were reported on the Company’s financial statements; however, the supporting lease agreements are held by CHLIC. These non-admitted assets were transferred to CHLIC through the intercompany settlement process.

After considering the effect of these transfers on the carrying value of its investment in CHLIC the transactions resulted in no impact to the Company’s surplus.

NOTE 3 – ACQUISITIONS AND DISPOSITIONS
Sales of Retirement Benefits and Individual Insurance Business

On April 1, 2004, the Company sold its retirement benefits business, excluding the corporate-owned life insurance business to Prudential Retirement Insurance and Annuity Company (PRIAC). On January 14, 2022, PRIAC novated the Guaranteed Cost Business Agreements, including (1) the Coinsurance and Assumption Agreement dated April 1, 2004, and (2) the portions that were not novated to PRIAC in the PRT PriPar Group Annuity Contracts, to the Prudential Insurance Company of America (PICA). Subsequently, on April 4, 2022, Empower acquired PRIAC. In October 2022, PRIAC was renamed to Empower Annuity Insurance Company (EIC).
The Company received units of EIC’s separate accounts and carries those units as separate account assets on its balance sheet. This separate account relates to the retirement benefits business under a modified coinsurance arrangement. At December 31, 2025 and at December 31, 2024, there was $1 million of separate account assets and liabilities with EIC.
Excluded from the Company’s reported separate account assets and liabilities are $33 million and $36 million at December 31, 2025 and 2024, respectively, of separate account assets and liabilities that are fully reinsured by PICA under indemnity coinsurance arrangements. The Company

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
guarantees, and PICA reinsures these guarantees, that separate account assets will be sufficient to pay certain retiree benefits. For the majority of the benefits, the sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. If employers do not maintain the required levels of separate account assets, the Company or PICA has the right to redirect the management of the related assets to provide for benefit payments. There were no additional liabilities required for these guarantees, net of reinsurance, as of December 31, 2025 and 2024.

In 1998 the Company sold its individual life insurance and annuity business. The sale generated an after-tax gain of $624 million and is earned over 29 years on a declining basis. The Company recognized deferred gains of $14 million in 2025 and in 2024, and $15 million in 2023. The remaining deferred gain as of December 31, 2025 is less than a million.

NOTE 4 - INVESTMENTS
A.Bonds
The amortized cost and market value by contractual maturity periods for bonds, including short-term investment and cash equivalents, were as follows at December 31, 2025:

(in millions)	Amortized Cost	Fair Value
Due in one year or less	$ 104	$ 103
Due after one year through five years	676	689
Due after five years through ten years	356	350
Due after ten years	1,650	1,565
Mortgage- and other asset-backed securities	76	68
Total	$ 2,862	$ 2,775

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
Gross unrealized appreciation (depreciation) for bonds by type of issuer was as follows:

December 31, 2025
(in millions)	Amortized Cost	Unrealized Appreciation	Unrealized Depreciation	Fair Value
US government obligations	$ 31	$ —	$ —	$ 31
Non-U.S. sovereign jurisdiction	85	5	(2)	88
Other U.S. government obligations	109	15	(2)	122
Municipal bonds - special revenue	21	2	—	23
Project finance bonds issued by operating entities	192	1	(31)	162
Corporate bonds	2,328	104	(170)	2,262
Single-entity backed obligations	62	—	(7)	55
Bonds issued by funds representing operating entities	6	—	—	6
Total Issuer Credit Obligations	2,834	127	(212)	2,749
Total Asset Backed Securities	28	—	(2)	26
Total Long-Term Bonds	$ 2,862	$ 127	$ (214)	$ 2,775

December 31, 2024
(in millions)	Amortized Cost	Unrealized Appreciation	Unrealized Depreciation	Fair Value
US government	$ 31	$ —	$ (1)	$ 30
All other governments	116	3	(5)	114
Special revenue and assessment	123	15	(2)	136
Industrial and miscellaneous	2,507	78	(257)	2,328
Mortgage and other asset-backed	128	—	(15)	113
Total	$ 2,905	$ 96	$ (280)	$ 2,721
Private placement bonds constituted 48% of the bond portfolio at December 31, 2025 and 50% at December 31, 2024.

Disposal information for bonds for the years ended December 31 was as follows:

(in millions)	2025	2024
Proceeds	$ 200	$ 219
Gross gains	$ 1	$ 10
Gross losses	$ (6)	$ (8)

Review of Declines in Fair Value
Management reviews bonds with a decline in fair value from cost for impairment based on criteria that include:
•length of time and severity of decline;
•financial health and specific near term prospects of the issuer;
•changes in the regulatory, economic or general market environment of the issuer’s industry or geographic region; and
•the Company’s intent to sell or the likelihood of a required sale prior to recovery.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
Based on this review, management believes the unrealized depreciation below to be temporary and, therefore, has not impaired these amounts. Bonds with a decline in fair value from cost (primarily investment grade corporate bonds) were as follows, including the length of time of such decline:

	December 31, 2025				December 31, 2024
($ in millions)	Fair Value	Amortized Cost	Unrealized Depreciation	Count	Fair Value	Amortized Cost	Unrealized Depreciation	Count
One year or less:
Investment grade	$ 46	$ 47	$ (1)	36	$ 255	$ 263	$ (8)	64
Below investment grade	—	—	—	0	13	13	—	1
More than one year:
Investment grade	1,331	1,540	(209)	360	1,418	1,677	(259)	431
Below investment grade	61	65	(4)	9	64	77	(13)	11
Total	$ 1,438	$ 1,652	$ (214)	405	$ 1,750	$ 2,030	$ (280)	506
There were no common stock or preferred stock with a fair value significantly lower than cost as of December 31, 2025 or 2024.
The unrealized depreciation of investment grade bonds is primarily due to increases in market yields since purchase. Net realized investment gains and losses before taxes and interest maintenance reserve included other-than-temporary impairments of bonds of $7 million in 2025 and was not material in 2024.

Cash and Liquidity Pools

The Company's liquidity pool is an investment fund used to efficiently manage cash on behalf of wholly-owned Cigna Corporation subsidiaries. The Company's liquidity pool balance as of December 31, 2025 was $116 million and was comprised of cash equivalents (100%). As of December 31, 2024, the Company's liquidity pool balance was $198 million and was comprised of cash equivalents (100%).

B.Mortgage Loans, including Mezzanine Real Estate Loans

($ in millions)		2025		2024
		Min	Max	Min	Max
∙	The minimum and maximum lending rates for new City Loans were as follows:	3.12%	5.95%	3.50%	6.10%
∙	The maximum percentage of any one loan to the value of security at the time of the loan was:		73.3%		64.5%
∙	Impaired commercial mortgage loans without an allowance for credit losses:	$ —		$ —
∙	Average recorded investment in impaired loans:	$ 4		$ 4
∙	Interest income recognized during the period the loans were impaired:	$ —		$ —
∙	Allowance for credit losses:
	∙ Balance at the beginning of the period	$ 3		$ 2
	∙ Additions charged to operations	$ 1		$ 1
	∙ Direct write-downs charged against the allowance	$ —		$ —
	∙ Recoveries of amounts previously charged off	$ —		$ —
	∙ Balance at the end of the period	$ 4		$ 3

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
At December 31, commercial mortgage loans were distributed among the following property types and geographic regions:

(in millions)	December 31, 2025	December 31, 2024
Property type:
Office buildings	$ 68	$ 74
Retail facilities	2	4
Apartment buildings	181	225
Hotels	—	—
Industrial	70	45
Other	—	—
Total	$ 321	$ 348

(in millions)	December 31, 2025	December 31, 2024
Geographic region:
Pacific	$ 161	$ 172
South Atlantic	18	18
Central	106	113
New England	3	4
Middle Atlantic	19	35
Mountain	14	6
Total	$ 321	$ 348
The fair value of the Company’s commercial mortgage loans was $313 million as of December 31, 2025 and $326 million as of December 31, 2024.
Credit Quality
The Company regularly evaluates and monitors credit risk, beginning with the initial underwriting of a mortgage loan and continuing throughout the investment holding period. Mortgage origination professionals employ an internal credit quality rating system designed to evaluate the relative risk of the transaction at each loan’s origination that is then updated each year as part of the annual portfolio loan review. The Company evaluates and monitors credit quality on an ongoing basis, classifying each loan as a loan in good standing, potential problem loan or problem loan.

Quality ratings are based on our evaluation of a number of key inputs related to the loan, including real estate market-related factors such as rental rates and vacancies, and property-specific inputs such as growth rate assumptions and lease rollover statistics. However, the two most significant contributors to the credit quality rating are the debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt with a ratio below 1.0 indicating that there is not enough cash flow to cover the required loan payments. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
The following tables summarize the credit risk profile of the Company’s commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios, as of December 31, 2025 and 2024:

Debt Service Coverage Ratio
($ in millions)
	December 31, 2025			December 31, 2024
Loan-to-Value Ratio	Carrying Value	Average Debt Service Coverage Ratio	Average Loan-to-Value Ratio	Carrying Value	Average Debt Service Coverage Ratio	Average Loan-to-Value Ratio
Below 60%	$ 75	1.84		$ 153	1.78
60% to 79%	203	1.69		150	1.80
80% to 100%	43	0.85		45	0.43
Total	$ 321	1.61	68%	$ 348	1.61	65%
The Company’s annual in-depth review of its commercial mortgage loan investments is the primary mechanism for identifying emerging risks in the portfolio. The most recent review was completed by the Company’s investment professionals in the second quarter of 2025 and included an analysis of each underlying property’s most recent annual financial statements, rent rolls, operating plans, budgets, a physical inspection of the property and other pertinent factors. Based on historical results, current leases, lease expirations and rental conditions in each market, the Company estimates the current year and future stabilized property income and fair value, and categorizes the investments as loans in good standing, potential problem loans or problem loans. The results of the 2025 review were generally in-line with the prior year in each of the key metrics and confirmed the overall strength and durability of the portfolio. Based on property valuations and cash flows estimated as part of this review, and considering updates for loans where material changes were subsequently identified, the portfolio’s average loan-to-value ratio increased to 68% at December 31, 2025 from 65% at December 31, 2024, primarily due to collateral value changes in the underlying properties. The portfolio’s average debt service coverage ratio remained at 1.61 for both December 31, 2025 and December 31, 2024, as strain continues on income from certain property types.

The following table summarizes changes in valuation reserves related to commercial mortgage loans:

(in millions)	2025	2024
Reserve balance, January 1	$ 3	$ 2
Increase in valuation reserves	1	1
Charge-offs upon sales and repayments, net of recoveries	—	—
Reserve balance, December 31	$ 4	$ 3

The company will reevaluate a loan’s credit quality between annual reviews if new property information is received or events such as delinquency or a borrower’s request for restructure cause management to believe that the Company’s estimate of financial performance, fair value or the risk profile of the underlying property has been impacted.
There were no loans restructured during 2025 and 2024. Certain loans were modified during 2025 and 2024, the impact of the which was not material to Company's results of operations, financial condition or liquidity.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
Potential problem mortgage loans are considered current (no payment more than 59 days past due), but exhibit certain characteristics that increase the likelihood of future default. The characteristics management considers include, but are not limited to, the deterioration of debt service coverage below 1.0, estimated loan-to-value ratios increasing to 100% or more, downgrade in quality rating and request from the borrower for restructuring. In addition, loans are considered potential problems if principal or interest payments are past due by more than 30 but less than 60 days. Problem mortgage loans are either in default by 60 days or more or have been restructured as to terms, which could include concessions on interest rate, principal payment or maturity date. The Company monitors each problem and potential problem mortgage loan on an ongoing basis, and updates the loan categorization and quality rating when warranted.
Problem and potential problem mortgage loans, net of valuation reserves, totaled $16 million at December 31, 2025 and $30 million at December 31, 2024.
Impaired Commercial Mortgage Loans
A commercial mortgage loan is considered impaired when it is probable that the Company will not collect all amounts due (principal and interest) according to the terms of the original loan agreement. The Company assesses each loan individually for impairment, utilizing the information obtained from the quality review process discussed above. Impaired loans are carried at the lower of unpaid principal balance or the fair value of the underlying real estate. In some cases when it is probable that the Company will not collect all interest due under the original agreements, the loan will be considered impaired but a related valuation reserve will not be recorded because the fair value of the underlying real estate is higher than the remaining carrying value of the loan.
The carrying value of the Company's impaired commercial mortgage loans and related valuation reserves were as follows:

(in millions)	2025			2024
	Gross	Reserves	Net	Gross	Reserves	Net
Impaired commercial mortgage loans with valuation reserves	$ 20	$ 4	$ 16	$ 16	$ 3	$ 13
Impaired commercial mortgage loans with no valuation reserves	—	—	—	—	—	—
Total	$ 20	$ 4	$ 16	$ 16	$ 3	$ 13

The Company recognizes interest income on problem mortgage loans only when payment is actually received because of the risk profile of the underlying investment. The one commercial mortgage loan placed on non-accrual in 2024, remained on non-accrual in 2025..
C.Debt Restructuring
Not applicable.
D.Realized Investment Gains and Losses
Net realized investment gains (losses) before taxes and interest maintenance reserve on bonds, common stock, real estate, commercial mortgage loans and other long term investments include impairments in the value of investments which was $(7) million in 2025 and was not material in 2024. In addition, realized investment gains (losses) before taxes and interest maintenance reserve, primarily from the sale of bonds, common stock and other long-term invested assets were $(11) million in 2025 and $4 million in 2024.
E.Asset-Backed Securities
(1)Prepayment assumptions for asset-backed securities and other structured securities were obtained from external financial data sources. These assumptions are consistent with the current interest rate and economic environment.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(2)Asset-backed and structured securities with recognized other-than-temporary impairments as of December 31, 2025 are summarized as follows:

		(1)	(2)		(3)
	(in millions)	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss		Fair Value 1 - (2a + 2b)
			2a Interest	2b Non-Interest
OTTI recognized in 1st quarter
a.	Intent to sell	$ —	$ —	$ —	$ —
b.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—
c.	Total 1st quarter (a+b)	—	—	—	—
OTTI recognized in 2nd quarter
d.	Intent to sell	—	—	—	—
e.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	11	—	4	7
f.	Total 2nd quarter (d+e)	11	—	4	7
OTTI recognized in 3rd quarter
g.	Intent to sell	—	—	—	—
h.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	6	—	2	4
i.	Total 3rd quarter (g+h)	6	—	2	4
OTTI recognized in 4th quarter
j.	Intent to sell	—	—	—	—
k.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	4	—	—	4
l.	Total 4th quarter (i+k)	4	—	—	4
m.	Annual aggregate total (c+f+i+l)		$ —	$ 6

(3)    Asset-backed and structured securities with other-than-temporary impairments recognized in the current year are itemized follows:

(in millions)
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
22100*AA1	$11	$6	$5	$6	$6	6/30/2025
22100*AA1	$6	$4	$2	$4	$4	9/30/2025
22100*AA1	$4	$4	$—	$4	$4	12/31/2025
Total	XXX	XXX	$7	XXX	XXX	XXX

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(4)As of December 31 of the years presented below, asset-backed and structured securities with a decline in fair value from amortized cost were as follows, including the length of time of such decline:

(in millions)	2025	2024
a. The aggregate amount of unrealized losses:
1. Less than 12 Months	$ —	$ —
2. 12 Months or Longer	$ 8	$ 15

b. The aggregate related fair value of securities with unrealized losses:
1. Less than 12 Months	$ 2	$ 4
2. 12 Months or Longer	$ 53	$ 102

(5)Management reviews asset-backed and structured securities with a decline in fair value from cost for impairment based on criteria that include:

•length of time and severity of decline;
•financial and specific near-term prospects of the issuer;
•changes in the regulatory, economic, or general market environment of the issuer’s industry or geographic region; and
•the Company’s intent to sell or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost.

Based on this review, management believes the unrealized depreciation on asset-backed securities to be temporary and, therefore, has not impaired these amounts.
F.Dollar Repurchase Agreements and/or Securities Lending Transactions
Repurchase agreements with banks and security dealers are subject to company authorization guidelines that require securities be issued by the U.S. Treasury or a U.S. Government Agency or Sponsored Enterprise. The Company has signed and executed a Master Repurchase Agreement with each dealer. All active dealers must be on an approved list that is monitored by a credit group. The Company had no pledged assets related to repurchase agreements as of December 31, 2025 and 2024.

G.Repurchase Agreements Transactions Accounted for as Secured Borrowing
Not applicable.

H.Real Estate

Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
I.Restricted Assets

(1)Restricted Assets (Including Pledged):

($ in millions)		Gross (Admitted & Nonadmitted) Restricted
		Current Year					6	7
		1	2	3	4	5
Restricted Asset Category		Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/ (Decrease) (5 minus 6)
a.	Subject to contractual obligation for which liability is not shown	$ —	$ —	$ —	$ —	$ —	$ —	$ —
b.	Collateral held under security lending agreements	—	—	—	—	—	—	—
c.	Subject to repurchase agreements	—	—	—	—	—	—	—
d.	Subject to reverse repurchase agreements	—	—	—	—	—		—
e.	Subject to dollar repurchase agreements	—	—	—	—	—	—	—
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—
g.	Placed under option contracts	—	—	—	—	—	—	—
h.	Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—
i.	FHLB capital stock	—	—	—	—	—	—	—
j.	On deposit with states	9	—	—	—	9	12	(4)
k.	On deposit with other regulatory bodies	161	—	—	—	161	155	6
l.	Pledged collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—
m	Pledged as collateral not captured in other categories	14	—	—	—	14	—	14
n.	Other restricted assets	1,294	—	—	—	1,294	1,311	(17)
o.	Collateral assets received and on balance sheet	14	—	—	—	14	—	14
p.	Assets held under modco reinsurance agreements	—	—	—	—	—	—	—
q.	Assets held under funds withheld reinsurance agreements	—	—	—	—	—	—	—
r.	Total restricted assets (sum of a. through q.)	$ 1,491	$ —	$ —	$ —	$ 1,491	$ 1,479	$ 12
(a) Subset of column 1
(b) Subset of column 3

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

($ in millions)		Current Year
		8	9	Percentage		12	13	14
				10	11
Restricted Asset Category		Total Non-admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)	Amount Reported in General Interrogatories	Difference from Note and GI	GI Ref
a.	Subject to contractual obligation for which liability is not shown	$ —	$ —	0.00%	0.00%	XXX	XXX	XXX
b.	Collateral held under security lending agreements	—	—	0.00%	0.00%	—	—	25.04+25.05
c.	Subject to repurchase agreements	—	—	0.00%	0.00%	—	—	26.21
d.	Subject to reverse repurchase agreements	—	—	0.00%	0.00%	—	—	26.22
e.	Subject to dollar repurchase agreements	—	—	0.00%	0.00%	—	—	26.23
f.	Subject to dollar reverse repurchase agreements	—	—	0.00%	0.00%	—	—	26.24
g.	Placed under option contracts	—	—	0.00%	0.00%	—	—	26.25
h.	Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	0.00%	0.00%	—	—	26.26
i.	FHLB capital stock	—	—	0.00%	0.00%	—	—	26.27
j.	On deposit with states	—	9	0.04%	0.04%	9	—	26.28
k.	On deposit with other regulatory bodies	—	161	0.72%	0.73%	161	—	26.29
l.	Pledged collateral to FHLB (including assets backing funding agreements)	—	—	0.00%	0.00%	—	—	26.31
m	Pledged as collateral not captured in other categories	—	14	0.06%	0.06%	14	—	26.30
n.	Other restricted assets	—	1,294	5.84%	5.85%	1,294	—	26.32
o.	Collateral assets received and on balance sheet	—	14	0.06%	0.06%	XXX	XXX	XXX
p.	Assets held under modco reinsurance agreements	—	—	0.00%	0.00%	XXX	XXX	XXX
q.	Assets held under funds withheld reinsurance agreements	—	—	0.00%	0.00%	XXX	XXX	XXX
r.	Total restricted assets (sum of a. through q.)	$ —	$ 1,491	6.73%	6.75%	XXX	XXX	XXX

(c) Column 5 divided by Asset Page, Column 1, Line 28
(d) Column 9 divided by Asset Page, Column 3, Line 28

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(2)Detail of Assets Pledged as Collateral Not Captured in Other Categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross (Admitted & Nonadmitted) Restricted							8	Percentage
	Current Year					6	7		9	10
($ in millions)	1	2	3	4	5
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/(Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Aggregate Derivative Collateral - Collateral for derivative futures	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
Aggregate Derivative Collateral - Collateral for derivative swaps	$ 14	$ —	$ —	$ —	$ 14	$ —	$ 14	$ 14	0.06%	0.06%
Total (c)	$ 14	$ —	$ —	$ —	$ 14	$ —	$ 14	$ 14	0.06%	0.06%
Amount of Total pledged under derivative contracts	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	XXX	XXX
Total Excluding Derivative Collateral (Total minus Amt of Total pledged under derivative contracts)	$ 14	$ —	$ —	$ —	$ 14	$ —	$ 14	$ 14	XXX	XXX
(a) Subset of column 1
(b) Subset of column 3
(c) Total Line for Columns 1 through 7 should equal 4I(1)m Columns 1 through 7 respectively, and Total Line for Columns 8 through 10 should equal 4I(1)m Columns 9 through 11, respectively

(3)Detail of Other Restricted Assets (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

($ in millions)	Gross (Admitted & Nonadmtted) Restricted								Percentage
	Current Year
	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity (a)	Total Protected Cell Account (S/A) Restricted Assets	Protected Cell Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted)Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Assets held for reinsurance trust	$ 1,294	$ —	$ —	$ —	$ 1,294	1,311	$ (17)	$ 1,294	5.84%	5.85%
Total (c)	$ 1,294	$ —	$ —	$ —	$ 1,294	$ 1,311	$ (17)	$ 1,294	5.84%	5.85%

(a) Subset of column 1
(b) Subset of column 3
(c) Total Line for Columns 1 through 7 should equal 4I(1)n Columns 1 through 7 respectively, and Total Line for Columns 8 through 10 should equal 4I(1)n Columns 9 through 11, respectively

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(4)Collateral Received and Assets Held under Modco/Funds Withheld (FWH) Reinsurance Agreements Reflected as Assets Within the Reporting Entity’s Financial Statements

($ in millions)		1	2	3	4	5	6	7	8
Assets		BACV Collateral ***	BACV Modco ****	BACV FWH *****	Fair Value Collateral	Fair Value Modco	Fair Value FWH	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets **
General Account:
a.	Cash, Cash Equivalents and Short-Term Investments	$ 14	$ —	$ —	$ —	$ —	$ —	0.108%	0.108%
b.	Schedule D, Part 1, Section 1	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
c.	Schedule D, Part 1, Section 2	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
d.	Schedule D, Part 2, Section 1	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
e.	Schedule D, Part 2, Section 2	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
f.	Schedule B	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
g.	Schedule A	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
h.	Schedule BA, Part 1	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
i.	Schedule DL, Part 1	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
j.	Other	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
k.	Total Assets (a+b+c+d+e+f+g+h+i+j)	$ 14	$ —	$ —	$ —	$ —	$ —	0.108%	0.108%
l.	Percentage to Total FWH Assets (including Modco)	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Separate Account:
m.	Cash, Cash Equivalents and Short-Term Investments	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
n.	Schedule D, Part 1, Section 1	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
o.	Schedule D, Part 1, Section 2	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
p.	Schedule D, Part 2, Section 1	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
q.	Schedule D, Part 2, Section 2	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
r.	Schedule B	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
s.	Schedule A	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
t.	Schedule BA, Part 1	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
u.	Schedule DL, Part 1	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
v.	Other	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
w.	Total Assets (m+n+o+p+q+r+s+t+u+v)	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
x.	Percentage to Total FWH Assets (including Modco)	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
*	k=Sum of Columns 1, 2, and 3 divided by Asset Page, Line 26 (Column 1)
w=Sum of Columns 1, 2, and 3 divided by Asset Page, Line 27 (Column 1)
**	k=Sum of Columns 1, 2, and 3 divided by Asset Page, Line 26 (Column 3)
w=Sum of Columns 1, 2, and 3 divided by Asset Page, Line 27 (Column 3)
***	k (Collateral BACV) should equal Note 5L(1) Column 1, Line o.
w (Collateral BACV) should equal Note 5L(1) Column 2, Line o.
****	k (Modco BACV) should equal Note 5L(1) Column 1, Line p.
w (Modco BACV) should equal Note 5L(1) Column 2, Line p.
*****	k (FWH BACV) should equal Note 5L(1) Column 1, Line q.
w (FWH BACV) should equal Note 5L(1) Column 2, Line q.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

($ in millions)		9	10	11	12	13	14	15
Assets		Book/Adjusted Carrying Value (BACV)	Related Party Code
		FWH Including Modco	1	2	3	4	5	6
General Account:
a.	Cash, Cash Equivalents and Short-Term Investments	$ —	$ —	$ —	$ —	$ —	$ —	$ —
b.	Schedule D, Part 1, Section 1	$ —	$ —	$ —	$ —	$ —	$ —	$ —
c.	Schedule D, Part 1, Section 2	$ —	$ —	$ —	$ —	$ —	$ —	$ —
d.	Schedule D, Part 2, Section 1	$ —	$ —	$ —	$ —	$ —	$ —	$ —
e.	Schedule D, Part 2, Section 2	$ —	$ —	$ —	$ —	$ —	$ —	$ —
f.	Schedule B	$ —	$ —	$ —	$ —	$ —	$ —	$ —
g.	Schedule A	$ —	$ —	$ —	$ —	$ —	$ —	$ —
h.	Schedule BA, Part 1	$ —	$ —	$ —	$ —	$ —	$ —	$ —
i.	Schedule DL, Part 1	$ —	$ —	$ —	$ —	$ —	$ —	$ —
j.	Other	$ —	$ —	$ —	$ —	$ —	$ —	$ —
k.	Total Assets (a+b+c+d+e+f+g+h+i+j)	$ —	$ —	$ —	$ —	$ —	$ —	$ —
l.	Percentage to Total FWH Assets (including Modco)	— %	— %	— %	— %	— %	— %	— %
Separate Account:
m.	Cash, Cash Equivalents and Short-Term Investments	$ —	$ —	$ —	$ —	$ —	$ —	$ —
n.	Schedule D, Part 1, Section 1	$ —	$ —	$ —	$ —	$ —	$ —	$ —
o.	Schedule D, Part 1, Section 2	$ —	$ —	$ —	$ —	$ —	$ —	$ —
p.	Schedule D, Part 2, Section 1	$ —	$ —	$ —	$ —	$ —	$ —	$ —
q.	Schedule D, Part 2, Section 2	$ —	$ —	$ —	$ —	$ —	$ —	$ —
r.	Schedule B	$ —	$ —	$ —	$ —	$ —	$ —	$ —
s.	Schedule A	$ —	$ —	$ —	$ —	$ —	$ —	$ —
t.	Schedule BA, Part 1	$ —	$ —	$ —	$ —	$ —	$ —	$ —
u.	Schedule DL, Part 1	$ —	$ —	$ —	$ —	$ —	$ —	$ —
v.	Other	$ —	$ —	$ —	$ —	$ —	$ —	$ —
w.	Total Assets (m+n+o+p+q+r+s+t+u+v)	$ —	$ —	$ —	$ —	$ —	$ —	$ —
x.	Percentage to Total FWH Assets (including Modco)	— %	— %	— %	— %	— %	— %	— %

($ in millions)		1	2
		Amount	% of Liability to Total Liabilities *
y.	Recognized Obligation to Return Collateral Asset (General Account)	$ 14	0.257%
z.	Recognized Obligation to Return Collateral Asset (Separate Account)	$ —	— %
aa.	Recognized Obligation for Modco assets (General Account)	$ —	— %
bb.	Recognized Obligation for Modco assets (Separate Account)	$ —	— %
cc.	Recognized Obligation for FWH (excluding Modco) assets (General Account)	$ —	— %
dd.	Recognized Obligation for FWH (excluding Modco) assets (Separate Account)	$ —	— %

*	y + aa + cc = Column 1 divided by Liability Page, Line 26 (Column 1)
z + bb + dd = Column 1 divided by Liability Page, Line 27 (Column 1)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

J.Prepayment Penalty and Acceleration Fees

($ in millions)	2025		2024		2023
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

(1) Number of CUSIPs	5	24	3	31	3	16
(2) Aggregate amount of investment income	$ —	$ 6	$ 1	$ —	$ 1	$ —

NOTE 5 – JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES
A.The Company has no investments in Joint Ventures, Partnerships or Limited Liability Companies that exceed 10% of its admitted assets as of December 31, 2025 or 2024.

B.The Company did not recognize any impairment write-downs during 2025 or 2024.

NOTE 6 – INVESTMENT INCOME
A.Due and accrued income is excluded from surplus on the following bases:

(1)Bonds – If deemed collectible, investment income due and accrued exceeding 90 days past due is non-admitted.
(2)Mortgage loans – If deemed collectible, investment income due and accrued exceeding 180 days past due is non-admitted.

B.During the year ending December 31, 2025, the Company did not have any exclusions, and the exclusions for 2024 were not material.

C.The gross, nonadmitted and admitted amounts for interest income due and accrued:

For the Year Ended December 31:
(in millions)

Interest Income Due and Accrued	2025	2024
1. Gross	$ 67	$ 66
2. Nonadmitted	$ —	$ —
3. Admitted	$ 67	$ 66

D.The aggregate deferred interest - Not applicable.

E.For the year ended December 31, 2025, the Company had no cumulative amounts of paid-in-kind (PIK) interest in the current principal balance, and amounts for 2024 were not material.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 7 – DERIVATIVE INSTRUMENTS
A.Derivatives under SSAP No. 86 - Derivatives
(1)The Company’s strategy is to manage the characteristics of investment assets (such as duration, yield, currency and liquidity) to meet the varying demands of the related policy and contract liabilities (such as paying claims, investment returns and withdrawals). As part of this investment strategy, the Company typically uses derivative financial instruments to reduce interest rate and foreign currency risks. The Company routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize this risk. The loss that the Company would incur if all dealers completely failed to perform under derivative contracts totals the fair values owed by dealers of $18 million and $40 million at December 31, 2025 and 2024, respectively. The Company has entered arrangements (Credit Support Annexes to ISDA Master Agreements) requiring the posting of collateral for credit risk management purposes with many of its over the counter (OTC) derivatives counterparties. This collateral backs OTC derivative transactions (primarily interest rate and foreign currency swaps hedging fixed income securities).The fair value of collateral posted by the Company was $14 million at December 31, 2025 and $0 at December 31, 2024.

In order to qualify for hedge accounting, a derivative must be designated as a hedge of a specific asset, liability, anticipated transaction, or a portfolio of specific assets or specific liabilities. The item to be hedged must expose the reporting entity to a risk and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item.

At December 31, 2025 and 2024, the Company’s derivative contracts were as follows:

(in millions)
Derivatives	Notional Amount		Book/ Adjusted Carrying Value		Fair Value
	2025	2024	2025	2024	2025	2024
Swaps	$ 378	$ 298	$ (4)	$ 26	$ 18	$ 40
Options	$ 120	$ 120	$ —	—	—	—
Total	$ 497	$ 418	$ (4)	$ 26	$ 18	$ 40

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(2)The following table presents information about the nature and accounting treatment of the Company’s derivative financial instruments. Additional information on the Company’s accounting policy for derivative financial instruments can be found in Note 1 C(3) to these financial statements. Also, additional information relating to the fair values of these derivative financial instruments can be found in Note 17 to these financial statements.

(in millions)
Instrument	Notional Amount		Risk	Purpose	Cash Flows	Accounting Policy
	2025	2024
Foreign Currency Swaps	$ 378	$ 298	Foreign Currency Risk	To hedge the foreign exchange related changes in fair value of certain of the Company's bonds. Currency swaps include Euros, British pounds and Australian dollars for periods of up to 26 years.	The Company periodically exchanges cash flows between two currencies for both principal and interest payments.
Using fair value hedge accounting, swaps are reported at amortized cost. Changes in value due to fluctuations in foreign currency exchange rates are recorded in the Derivatives line on the Assets or Liabilities pages, and unrealized gains and losses. Net interest cash flows are reported in net investment income and cash from operations.

Options	$ 120	$ 120	Interest Rate Risk	To hedge the possibility of policyholder cash surrender when underlying investment book values are greater than market values.
The Company pays periodic fees to third parties, and may receive or pay cash upon the policyholder’s surrender of the policy, based on book and market values of underlying investments at the time of surrender.

Effective July 1, 2021 Hedge accounting is not used for these options, which are reported at fair value in the Derivatives line on the Assets or Liabilities pages, with changes in fair value reported in unrealized gains and losses. These cash flows will be reported in cash from operations.

(3)The Company’s accounting for the above derivatives follows SSAP No. 86 Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions. Derivatives that use hedge accounting are part of highly effective hedge programs, and as such the accounting follows that of the respective hedged item.

(4)Derivative contracts with financing premiums – Not applicable.

(5)The net unrealized gains or losses during the reporting periods representing the component of the derivative instrument’s gain or loss, if any, excluded from the assessment of hedge effectiveness. – None.

(6)The net unrealized gains or losses during the reporting periods resulting from derivatives that no longer qualify for hedge accounting. – Not applicable.
(7)The accounting policy where cash flows associated with derivative instruments and their related gains and losses are presented in the statement of cash flow – Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(8)Derivatives accounted for as cash flow hedges of a forecasted transaction. – Not applicable.

(9)At December 31, 2025 and 2024, the fair value of the Company’s options hedging the possibility of policyholder cash surrender when underlying investment book values are greater than market values was not material. There are no financing premiums paid under the terms of these contracts. Annual fees paid to third parties on a quarterly basis are not material to the Company.

(10)The aggregate excluded components are as follows:

(in millions)				Aggregate
		Recognized	Fair Value	Amount
Type of Excluded	Current	Unrealized	Reflected	Owed at	Current Year	Remaining
Component	Fair Value	Gain (Loss)	in BACV	Maturity	Amortization	Amortization
a.Time Value	$—	$—	$—	XXX	XXX	XXX
b. Value	N/A	N/A	N/A	XXX	XXX	XXX
c. Cross Current Basis Spread	$14	$—	$—	XXX	XXX	XXX
d. Forward Points	N/A	N/A	N/A	N/A	N/A	N/A

B.Derivatives under SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees

(1)Hedged item/hedging instruments and hedging strategy – Not applicable.

(2)Recognition of gains/losses and deferred assets and liabilities – Not applicable.

(3)Hedging strategies identified as no longer highly effective – Not applicable.

(4)Hedging strategies terminated – Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 8 – INCOME TAXES
A. The components of the net deferred tax asset/(liability) at December 31 are as follows:

1.
(in millions)	12/31/2025			12/31/2024
	(1)	(2)	(3)	(4)	(5)	(6)
	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total
(a) Gross Deferred Tax Assets	$ 91	$ 15	$ 106	$ 117	$ 23	$ 140
(b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—
(c) Adjusted Gross Deferred Tax Assets (1a – 1b)	91	15	106	117	23	140
(d) Deferred Tax Assets Nonadmitted	60	5	65	77	17	94
(e) Subtotal Net Admitted Deferred Tax Asset (1c –1d )	31	10	41	40	6	46
(f) Deferred Tax Liabilities	25	5	30	30	3	33
(g) Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)(1e – 1f)	$ 6	$ 5	$ 11	$ 10	$ 3	$ 13

1.
(in millions)	Change
	(7)	(8)	(9)
	(Col 1-4) Ordinary	(Col 2-5) Capital	(Col 7+8) Total
(a) Gross Deferred Tax Assets	$ (26)	$ (8)	$ (34)
(b) Statutory Valuation Allowance Adjustments	—	—	—
(c) Adjusted Gross Deferred Tax Assets (1a – 1b)	(26)	(8)	(34)
(d) Deferred Tax Assets Nonadmitted	(17)	(12)	(29)
(e) Subtotal Net Admitted Deferred Tax Asset (1c –1d )	(9)	4	(5)
(f) Deferred Tax Liabilities	(5)	2	(3)
(g) Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)(1e – 1f)	$ (4)	2	$ (2)

The realization of deferred tax assets (DTA) depends on the Company’s historical earnings and the generation of future taxable income during the periods in which the temporary differences are deductible. Management may consider the scheduled reversal of deferred tax liabilities (including impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making the assessment.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

2.
(in millions)	12/31/2025			12/31/2024
	(1)	(2)	(3)	(4)	(5)	(6)
Admission Calculation Components SSAP No. 101	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total
(a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$ —	$ 3	$ 3	$ —	$ 3	$ 3
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b)2 Below)	6	2	8	10	—	10
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	6	2	8	10	—	10
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	—	—	1,125	—	—	1,099
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	25	5	30	30	3	33
(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$ 31	$ 10	$ 41	$ 40	$ 6	$ 46

2.
(in millions)	Change
	(7)	(8)	(9)
Admission Calculation Components SSAP No. 101	(Col 1-4) Ordinary	(Col 2-5) Capital	(Col 7+8) Total
(a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$ —	$ —	$ —
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b)2 Below)	(4)	2	(2)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	(4)	2	(2)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	—	—	26
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	(5)	2	(3)
(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$ (9)	$ 4	$ (5)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

3.
(in millions)	2025	2024
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount.	448.66%	450.90%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above.	$ 7,499	$ 7,324

4.
(in millions)	12/31/2025		12/31/2024		Change
Impact of Tax Planning Strategies	(1)	(2)	(3)	(4)	(5)	(6)
	Ordinary	Capital	Ordinary	Capital	(Col 1-3) Ordinary	(Col 2-4) Capital
(a) Determination Of Adjusted Gross Deferred Tax Assets And Net Admitted Deferred Tax Assets, By Tax Character As A Percentage.
1. Adjusted Gross DTAs	$ 91	$ 15	$ 117	$ 23	$ (26)	$ (8)
2. Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact Of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
3. Net Admitted Adjusted Gross DTAs	$ 31	$ 10	$ 40	$ 6	$ (9)	$ 4
4. Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	0.00%	61.48%	0.00%	93.76%	0.00%	-32.28%

(b) Does the Company‘s tax–planning strategies include the use of reinsurance?	Yes_______	No___X____

B. Regarding deferred tax liabilities that are not recognized:

All deferred tax liabilities have been properly recognized.

C. Current income taxes incurred consist of the following major components:

(in millions)	(1)	(2)	(3)
	12/31/2025	12/31/2024	1/1/2024

1. Current Income Tax

(a) Federal	$ 13	$ 11	$ 2
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	13	11	2
(d) Federal income tax on net capital gains	4	10	(6)
(e) Utilization of capital loss carry-forwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (1c+1d+1e+1f)	$ 17	$ 21	$ (4)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(in millions)	(1)	(2)	(3)
	12/31/2025	12/31/2024	(Col 1-2) Change

2. Deferred Tax Assets:

(a) Ordinary

(1) Discounting of unpaid losses	$ 36	$ 37	$ (1)
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	—	—	—
(4) Investments	1	—	1
(5) Deferred acquisition costs	49	49	—
(6) Policyholder dividends accrual	—	—	—
(7) Fixed assets	—	18	(18)
(8) Compensation and benefits accrual	—	—	—
(9) Pension accrual	—	—	—
(10) Receivables – nonadmitted	—	—	—
(11) Net operating loss carry-forward	—	—	—
(12) Tax credit carry-forward	—	—	—
(13) Other
Other - nonadmitted assets	—	8	(8)
Other	5	5	—
(99) Subtotal (sum of 2a1 through 2a13)	91	117	(26)
(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	60	77	(17)
(d) Admitted ordinary deferred tax assets (2a99 – 2b – 2c)	$ 31	$ 40	$ (9)

(e) Capital:

(1) Investments	$ 15	$ 23	$ (8)
(2) Net capital loss carry-forward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	$ 15	$ 23	$ (8)
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	5	17	(12)
(h) Admitted capital deferred tax assets (2e99 – 2f – 2g)	10	6	4
(i) Admitted deferred tax assets (2d + 2h)	$ 41	$ 46	$ (5)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(in millions)	(1)	(2)	(3)
	12/31/2025	12/31/2024	(Col 1-2) Change

3. Deferred Tax Liabilities:

(a) Ordinary

(1) Investments	$ 23	$ 29	$ (6)
(2) Fixed assets	1	—	1
(3) Deferred and uncollected premium	—	—	—
(4) Policyholder reserves	—	—	—
(5) Other
Other	1	1	—
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	$ 25	$ 30	$ (5)

(b) Capital:

(1) Investments	$ 5	$ 3	$ 2
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	$ 5	$ 3	$ 2

(c) Deferred tax liabilities (3a99 + 3b99)	30	33	(3)

4. Net deferred tax assets/liabilities (2i – 3c)	$ 11	$ 13	$ (2)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement).

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(in millions)	(1)	(2)	(3)
	12/31/2025	12/31/2024	(Col 1-2) Change
Total deferred tax assets	$ 106	$ 140	$ (34)
Total deferred tax liabilities	30	33	(3)
Net deferred tax asset (liabilities)	$ 76	$ 107	$ (31)
Statutory valuation allowance adjustment (SVA)	—	—	—
Net deferred tax asset/ (liabilities) after SVA	$ 76	$ 107	$ (31)
Tax effect of unrealized gains/(losses)			7
SVA adjustment allocated to unrealized			—
Other intraperiod allocation of deferred tax movement			—
Change in net deferred income tax [(charge)/benefit]			$ (24)

(in millions)	(1)	(2)	(3)
	12/31/2024	12/31/2023	(Col 1-2) Change
Total deferred tax assets	$ 140	$ 133	$ 7
Total deferred tax liabilities	33	38	(5)
Net deferred tax asset (liabilities)	$ 107	$ 95	$ 12
Statutory valuation allowance adjustment (SVA)	—	—	—
Net deferred tax asset/ (liabilities) after SVA	$ 107	$ 95	$ 12
Tax effect of unrealized gains/(losses)			(5)
SVA adjustment allocated to unrealized			—
Other intraperiod allocation of deferred tax movement			—
Change in net deferred income tax [(charge)/benefit]			$ 7

D. Reconciliation of total statutory income taxes reported to tax at statutory rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/losses. The significant items causing this difference are as follows:

(in millions)	December 31, 2025	Effective Tax Rate	December 31, 2024	Effective Tax Rate	December 31, 2023	Effective Tax Rate
Provision computed at statutory rate	$ 314	21.00%	$ 701	21.00%	$ 377	21.00%
Investment items	(1)	(0.06) %	(1)	(0.02) %	(1)	(0.06) %
Change in non-admitted assets	7	0.53%	—	— %	—	— %
Affiliate Distribution	(290)	(19.41) %	(679)	(20.32) %	(352)	(19.62) %
IMR	(8)	(0.50) %	(6)	(0.19) %	(6)	(0.32) %
Deferred Gain	(3)	(0.20) %	(3)	(0.09) %	(3)	(0.17) %
Provision to Filed	—	— %	1	0.02%	13	0.71%
Distribution of assets to CHLIC	22	1.44%	—	— %	—	— %
Other, net	$ —	— %	$ 1	0.02%	$ (2)	(0.11) %
Total	$ 41	2.80%	$ 14	0.42%	$ 26	1.43%

Federal income taxes incurred	17	1.16%	21	0.62%	32	1.78%
Change in net deferred income taxes	24	1.64%	(7)	(0.20) %	(6)	(0.35) %
Total statutory income taxes	$ 41	2.80%	$ 14	0.42%	$ 26	1.43%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
E. Carryforwards, recoverable taxes, and Internal Revenue Service (IRS) Code Sec. 6603 deposits:

1.At December 31, 2025 and 2024, the Company has utilized all of its net operating or capital loss carry forwards.

2.Life insurance companies are not able to carryback net operating losses. Capital income taxes available for recoupment in the event of future losses include:

(in millions)

2025	$0
2024	$7
2023	$19

3.Deposits under IRS Code Section 6603 – Not applicable

F. Consolidated Federal Income Tax Returns

1.The Company Federal Income Tax return is consolidated with Cigna, and the following subsidiaries of Cigna:

ABD Group, Inc.	Cigna Healthcare of Colorado Inc	Express Scripts Pharmaceutical Procurement, LLC
Accredo Health Group, Inc.	Cigna Healthcare of Connecticut Inc	Express Scripts Pharmacy, Inc.
Accredo Health, Inc.	Cigna Healthcare of Florida Inc	Express Scripts Sales Operations, Inc.
AHG of New York, Inc.	Cigna Healthcare of Georgia Inc	Express Scripts Senior Care, Inc.
Alegis Care - Alabama PC	Cigna Healthcare of Illinois Inc	Express Scripts Services Company, Inc.
Alegis Care - District of Columbia PC	Cigna Healthcare of Indiana Inc	Express Scripts Specialty Distribution Services, Inc.
Alegis Care - Georgia P.C.	Cigna Healthcare of New Hampshire Inc	Express Scripts Strategic Development, Inc.
Alegis Care - Maryland PC	Cigna Healthcare of New Jersey Inc	Express Scripts Utilization Management, Inc.
Alegis Care - Missouri PC	Cigna Healthcare of North Carolina Inc	Express Scripts, Inc.
Alegis Care - Texas PC	Cigna Healthcare of South Carolina	Former Cigna Investments Inc
Alegis Care Michigan P.C.	Cigna Healthcare of St Louis Inc	Freco, Inc.
Alegis Care Of Florida PA	Cigna Healthcare of Tennessee Inc	Healthbridge Reimbursement & Product Support, Inc.
Alegis Care Ohio, PC	Cigna Healthcare of Texas Inc	Healthbridge, Inc.
Alegis Care Pennsylvania P.C.	Cigna Holding Company	Healthsource Benefits Inc
Allegiance Benefit Plan Management Inc	Cigna Holdings Inc	Healthsource Inc
Allegiance Cobra Services Inc	Cigna Holdings Overseas Inc	Healthsource Properties Inc
Allegiance Life & Health Insurance Co	Cigna Insurance Company	Healthspring Life & Health Insurance Company
Allegiance Re Inc	Cigna Integrated Care Inc	Healthspring of Florida, Inc.
American Retirement Life Insurance Company	Cigna Intellectual Property Inc	Healthspring, Inc.
Arizona Healthplan Inc	Cigna International Corporation	Home Physicians 2011 PC
Benefit Management Corp	Cigna International Finance Inc	Home Physicians Baltimore PC
BioPartners in Care, Inc.	Cigna International Services Inc	HS Clinical Services, PC
Bravo Health Advanced Care Center, PC MD	Cigna Investment Group Inc	IHN Inc.
Bravo Health Advanced Care Center, PC-PA	Cigna Investments Inc	Intermountain Underwriters Inc
Bravo Health Mid-Atlantic, Inc.	Cigna Linden Holdings Inc	Kronos Optimal Health Company

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

Bravo Health Pennsylvania, Inc.	Cigna Managed Care Benefits Company	Loyal American Life Insurance Company
Breakthrough Behavioral of Texas, Inc.	Cigna National Health Insurance Company	Lynnfield Compounding Center, Inc.
Breakthrough Behavioral, Inc.	Cigna Poplar Holdings Inc	Lynnfield Drug, Inc.
Brewer, P.C.	Cigna RE Corporation	MAH Pharmacy, LLC
Brighter, Inc.	Cigna Resource Manager Inc	Matrix Healthcare Services, Inc.
Care Continuum, Inc.	Cigna Worldwide Insurance Company	MCC Independent Practice Assoc of New York Inc
CareAllies, Inc.	Cigna-Evernorth Services, Inc.	MDL Medical Group TX, PLLC
CG Individual Tax Benefit Payments Inc	Connecticut General Benefit Payments Inc.	MDLive Medical Group (DE), P.A.
CG Life Pension Benefit Payments Inc	Connecticut General Corporation	MDLive Medical Group (IL), LLC
CG LINA Pension Benefit Payments Inc	Connecticut General Life Insurance Company	MDLive Medical Group (NC), P.C.
Chiro Alliance Corporation	Curascript, Inc.	MDLive Medical Group (NJ), LLC
Cigna Arbor Life Insurance Company	Diversified NY IPA, Inc.	MDLive Medical Group (NM), LLC
Cigna Benefits Financing, Inc.	Diversified Pharmaceutical Services, Inc.	MDLive Medical Group OR LLC
Cigna Dental Health Inc	ESI GP Holdings, Inc.	MDLive Medical Group, P.A.
Cigna Dental Health of California Inc	ESI Mail Order Processing, Inc.	MDLive, Inc.
Cigna Dental Health of Colorado Inc	ESI Mail Pharmacy Service, Inc.	Medco Containment Insurance Company of New York
Cigna Dental Health of Delaware Inc	ESSCH Holdings, Inc.	Medco Containment Life Insurance Company
Cigna Dental Health of Florida Inc	Evernorth Behavioral Care Group of California	Medco Health Information Network Partners, Inc.
Cigna Dental Health of Kansas Inc	Evernorth Behavioral Care Group of Florida	Medco Health Puerto Rico, LLC
Cigna Dental Health of Kentucky Inc	Evernorth Behavioral Care Group of New Jersey	Medco Health Services, Inc.
Cigna Dental Health of Maryland Inc	Evernorth Behavioral Care Group of New York	Medco Health Solutions, Inc.
Cigna Dental Health of Missouri Inc	Evernorth Behavioral Health of California, Inc.	Medsolutions Holdings, Inc.
Cigna Dental Health of New Jersey Inc	Evernorth Behavioral Health of Texas, Inc.	MSI Health Organization of Texas
Cigna Dental Health of North Carolina Inc	Evernorth Behavioral Health, Inc.	Patient Provider Alliance, Inc.
Cigna Dental Health of Ohio Inc	Evernorth Care Providers - California	PipelineRX Buyer, Inc.
Cigna Dental Health of Pennsylvania Inc	Evernorth Care Providers - Delaware PA PC	Priority Healthcare Corporation
Cigna Dental Health of Texas Inc	Evernorth Care Providers - New Jersey PC	Priority Healthcare Distribution, Inc.
Cigna Dental Health of Virginia Inc	Evernorth Care Providers- Arizona PC	Prohealth Parent, LLC
Cigna Dental Healthplan of Arizona Inc	Evernorth Care Providers Kansas PA	Provident American Life and Health Insurance Company
Cigna Direct Marketing Company Inc.	Evernorth Care Providers- Tennessee PC	Sagamore Health Network Inc
Cigna Federal Benefits Inc	Evernorth Care Solutions, Inc.	Semita, Inc.
Cigna Global Holdings Inc	Evernorth Federal Services, Inc.	Spectracare Health Care Ventures, Inc.
Cigna Global Insurance Company Limited	Evernorth Health, Inc.	SpectraCare, Inc.
Cigna Global Reinsurance Company LTD	Evernorth Medical Care Providers New York	Sterling Life Insurance Company
Cigna Health and Life Insurance Company	Evernorth Sales Operations, Inc.	Strategic Aligned Physicians, P.A.
Cigna Health Corporation	Evernorth Strategic Development, Inc.	Tel-Drug Inc
Cigna Health Management Inc	Evernorth Wholesale Distribution, Inc.	Temple Ins Company Limited
Cigna Healthcare Benefits Inc	eviCore 1, LLC	TFB Medical Practice (NY), PLLC
Cigna Healthcare Holdings Inc	Express Reinsurance Company	Thomas Fordham Brewer, MD, Inc.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

Cigna Healthcare Inc	Express Scripts Administrators, LLC	Verity Solutions Group, Inc.
Cigna Healthcare of Arizona Inc	Express Scripts Canada Holding Company
Cigna Healthcare of California Inc	Express Scripts Health Information Network Partners, Inc.

2.The Company is party to Cigna’s Consolidated Federal Income Tax Sharing Agreement (the Tax Sharing Agreement). The Tax Sharing Agreement sets forth the method of allocation of Cigna's federal income taxes to its wholly-owned domestic subsidiaries, including the Company. The Tax Sharing Agreement provides for immediate reimbursement to companies with net operating losses to the extent that their losses are used to reduce consolidated taxable income; while those companies with current taxable income as calculated under federal separate return provisions, are liable for payments determined as if they had each filed a separate return. However, current credit is given for any foreign tax credit, operating loss or investment tax credit carryovers actually used in the current consolidated return.
G. Federal or Foreign Income Tax Loss Contingencies

1.The statute of limitations for Cigna's consolidated federal income tax returns through 2016 have closed. The statute of limitation for Cigna’s 2020 and 2021 tax returns have also closed. However, Cigna filed amended returns for both the 2015 and 2016 tax years, which are under review by the Internal Revenue Service (IRS). Additionally, the IRS is currently examining Cigna's returns for 2017, 2018, 2019, 2022, and 2023. No material impacts are anticipated for the Company.

2.In management’s opinion, the Company has adequate tax liabilities to address potential exposures involving tax positions the Company has taken that may be challenged by the IRS upon audit. These liabilities could be revised in the near term if estimates of the Company’s ultimate liability change as a result of new developments or a change in circumstances. No material contingent tax liability is included in the Company’s current federal income tax payable. The Company does not expect a significant increase in federal or foreign contingent tax liability within the next twelve months.

3.The Company is an applicable reporting entity with tax allocation agreement exclusion for Corporate Alternative Minimum Tax purposes.

H. Repatriation Transition Tax (RTT) – Not applicable

I. Alternative Minimum Tax (AMT) Credit – Not applicable

NOTE 9 – INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND OTHER RELATED PARTIES
A.The Company is indirectly owned by Cigna.

B.The Company received non-cash dividends of $0.7 billion in 2025 and $1.1 billion in 2024 from its subsidiary, Cigna Health and Life Insurance Company (CHLIC), in the form of an affiliate note due from Express Scripts Strategic Development, Inc. to Cigna Management Company LLC, a subsidiary of CHLIC. Subsequently, the Company paid non-cash dividends in the form of the same affiliate note to its parent, CGC.

In the third quarter of 2025, the Company received a non-cash dividend valued at $251 million from CHLIC in the form of an affiliate receivable representing proceeds from the divestiture of CHLIC's ownership interests in seven subsidiaries. The subsidiaries were part of the sale of Cigna's Medicare businesses to Health Care Service Corporation (HCSC) earlier in the year. After receiving the receivable, the Company issued non-cash dividends to its parent, CGC, using the same affiliate receivable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
In March 2024, the Company legally transferred $200 million in home office real estate assets to CHLIC as a capital contribution. Additionally, $32 million of leasehold improvement assets were transferred to CHLIC under existing lease agreements. Refer to Note 2 - Accounting Changes and Corrections of Errors, for additional information.

During 2024, NewQuest, LLC, an affiliate domiciled in Texas, transferred as a dividend, certain investment assets to CGC, the Company’s parent. CGC later distributed the assets as a contribution to the Company. At the time of the transfer, the assets had a market value of $367 million. As part of the transaction, the Company also acquired $30 million of private equity and mezzanine commitments. Refer to Note 14A - Contingent Commitments, for additional information. On March 19, 2025, NewQuest, LLC was sold to HCSC.

Except for those insurance transactions reported under Part E of this footnote, insurance contracts that were issued by the Company in the ordinary course of its business are not reported in this footnote.

C.Transactions with Related Parties not reported on Schedule Y
Not applicable.

D.Please refer to receivables from, and payables to, parent, subsidiaries and affiliates on the Company’s financial statements. Cash settlements are processed according to the terms of the agreement, generally within 30 days of the balance sheet date.

E.The Company and certain related parties have entered into service contracts and cost-sharing arrangements, including an Expense Sharing Agreement in which the parties share expenses for certain shared services. These arrangements include providing or being provided with management, computers, claims processing, data processing, policy writing, maintenance and other services, as well as equipment, supplies and office space. Cigna allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies for which it performs certain administrative services.

The following arrangements are between the Company and its affiliates which are either owned or controlled by Cigna.

(1)The Company has contracted with Cigna Investments, Inc. (CII) for investment advisory services. The Company paid CII $9 million in 2025, and $8 million in 2024 and 2023 for these services. CII is an indirect subsidiary of Cigna.

(2)The Company has an arrangement with its affiliate Cigna Health Corporation (CHC) and its subsidiaries and affiliates for the provision of provider networks and other administrative services for group health benefit plans insured or administered by the Company.

(3)The Company is party to a Management Services Agreement whereby the Company provides billing and other administrative services to various healthplan affiliates on behalf of CHC and is paid for these services by CHC pursuant to the Expense Sharing Agreement.

(4)Cigna allocates operating expenses incurred at the corporate level to its subsidiaries, with the exception of a limited number of expenses retained at the corporate level, such as expenses relating to the servicing of debt. The Company’s share of the allocated operating expenses was approximately $3 million in 2025, and $4 million in 2024, and 2023. These allocations were based on work effort studies and other appropriate methods, while certain direct expenses such as outside legal fees were directly charged to the Company.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(5)The Company contracts with Evernorth Behavioral Health, Inc. (EBH) and Evernorth Care Solutions, Inc. (ECS), to provide mental health, substance abuse and disease management services to participants covered by the Company’s insured and self-insured plans. These services include establishing and maintaining a panel of participating providers, utilization management, quality management and claims payment services, as well as lifestyle management programs. Through an Administrative Services Agreement, EBH and ECS also administer behavioral benefits to the Company's fully insured and self-insured clients. EBH and ECS are indirect subsidiaries of Cigna.

(6)Under an administrative services agreement with CHLIC, both the Company and CHLIC provide various services to each other as needed. CHLIC paid the Company $4 million in 2025, $5 million 2024, and $6 million in 2023 for services provided by the Company. The Company paid CHLIC $33 million in 2025, $34 million in 2024, and $35 million in 2023 for services provided by CHLIC.

(7)The Company is party to a Master Agreement with CHLIC for the transfer and assumption of certain insurance policies from the Company to CHLIC. Under this agreement, the Company intends to transfer, from time to time, certain insurance policies to CHLIC. CHLIC will assume the direct obligation of performance under such insurance policies.

(8)The Company, CII, and certain related parties, are parties to an investment pooling agreement, which provides for participation in a pool of short-term investments to facilitate effective cash management.

(9)The Company and CHLIC are parties to an Assignment and Consent Agreement whereby various agreements held by the Company in 2011 were assigned to CHLIC. The agreements relate to the administration of self-funded and insured benefit plans sponsored by employers, unions, associations, trustees of multiple employer trusts and other entities. Included are agreements providing network and claims processing services to self-funded employer groups for a fee. Also included are performance guarantee and premium stabilization reserve agreements under which there are no fees directly associated with this arrangement.

(10)For information regarding the Company's Federal Income Tax Sharing Agreement, please refer to Note 8, Section F(2).

(11)The Company acts as a lender in a line of credit agreement with Cigna under which the maximum amount that may be loaned is $600 million. As of December 31, 2025 and 2024, there was no outstanding receivable from Cigna.

(12)The Company is party to Cigna’s Consolidated State Tax Sharing Agreement (the State TSA). The State TSA sets forth the method of allocation of Cigna's state income taxes for state or local returns filed on a consolidated, combined or unitary basis to its wholly-owned domestic subsidiaries, including the Company.

F.Guarantees for the Benefit of an Affiliate or Related Party - Refer to Note 13, Liabilities, Contingencies and Assessments.

G.The Company is a direct, wholly-owned subsidiary of CGC, which is a direct, wholly-owned subsidiary of Cigna Holdings, Inc., which is a direct, wholly-owned subsidiary of Cigna Holding Company, which is a direct, wholly-owned subsidiary of Cigna.

H.The Company does not own shares in its parent company or an upstream intermediate entity.

I.The Company owns a 100% interest in CHLIC, whose carrying value exceeds 10% of the admitted assets of the Company. The statement values of CHLIC’s assets and liabilities as of December 31, 2025, respectively, were $16.6 billion and $8.8 billion. For the year ended December 31, 2025, CHLIC reported net income of $1.7 billion. As of December 31, 2024, CHLIC's assets and liabilities, respectively, were $15.3 billion and $9.0 billion. For the year ended December 31, 2024, CHLIC reported net income of $2.4 billion.

J.Subsidiary, controlled and affiliated entities disclosure of impairment write-down:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

The Company recognized an impairment write-down on an underlying real estate investment in one of its Subsidiary, Controlled or Affiliated entities, CARING, LLC during2025. Based on expected cash flows, the affiliate recognized a $0.8 million impairment write-down to align the carrying value of the investment with the audited financial statements of the down-stream investment owned by the affiliate. During 2024, the affiliate recognized an impairment write-down of $0.9 million for its investment in CARING, LLC. The Company did not recognize any impairment write-downs for its investment in SCA entities during 2023.

K. Investment in foreign insurance subsidiary – Not applicable.

L.In accordance with SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities, the Company utilized the look-through approach to value the following downstream noninsurance holding company and has limited the value of the investment to the amounts included in the audited financial statements of the investments owned by the company. All liabilities, commitments, contingencies, guarantees or obligations of the downstream noninsurance holding company that are required to be recorded as liabilities have been reflected in the Company's determination of carrying value. Refer to Note 13(A) for further discussion on commitments.

(in millions)	December 31, 2025	December 31, 2024
Downstream Noninsurance Holding Company Name	Book/Adjusted Carrying Value	Book/Adjusted Carrying Value
CARING, LLC	$ 1	$ 1
Total	$ 1	$ 1

M.All SCA Investments

The Company does not have any investments in SCA entities under SSAP No. 97 with a classification of 8a, 8b (ii), 8b (iii) or 8b (iv).

N. Investment in Insurance SCAs

The Company does not have an investment in an insurance SCA for which the audited statutory equity reflects a departure from the NAIC statutory accounting practices and procedures.

O. SCA and SSAP No. 48 Entity Loss Tracking

The Company had no SCA losses in 2025 or 2024 that exceeded its investment in the SCA.

NOTE 10 – DEBT
The Company had no capital notes outstanding at December 31, 2025, 2024, and 2023.

The Company has a line of credit agreement with an affiliate company, Cigna Holdings, Inc., in the amount of $600 million. In 2025, the Company did not borrow against the line of credit. In 2024, the Company borrowed against the line of credit with an average yearly rate of 5.38% with no outstanding balance at the end of the year. Interest incurred for the twelve months ended December 31, 2024, was not material. As of December 31, 2023 the Company had an outstanding balance of $10 million. Interest on amounts borrowed during the year had an average yearly rate of 5.24% and was not material.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 11 – RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT BENEFIT PLANS
Consolidated/Holding Company Plans

The Company provides certain deferred compensation and postretirement benefits through plans sponsored by Cigna. The Company also participates in a capital accumulation 401(k) plan sponsored by Cigna in that employee contributions on a before-tax basis are supplemented by the Company's matching contributions. The Company has no legal obligation for benefits under these plans. Cigna allocates amounts to the Company based on salary ratios and member months. The Company’s share of net expense for such benefits, included within general administrative expenses, was $1 million each for the years ended December 31, 2025, 2024 and 2023.
Cigna froze its primary domestic defined benefit pension plans effective July 1, 2009. As a result, pension expense is no longer allocated to the Company.

NOTE 12 – CAPITAL AND SURPLUS, DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS
A.The Company has 5,978,322 shares authorized, issued, and outstanding as of December 31, 2025 and 2024 with a par value of $5 per share. There are no other classes of capital stock.

B.The Company has no preferred stock outstanding.

C.Dividends on Company stock are paid as declared by its Board of Directors. The Company’s dividends are noncumulative. The State of Connecticut insurance laws require prior approval for payment of an extraordinary dividend which is defined as one whose fair market value, together with any other dividends or distributions made within the preceding twelve months, exceeds the greater of 10% of the prior year’s surplus or net income from the prior year. Net income is defined as income after taxes but prior to realized capital gains or (losses).

The maximum dividend that may be made without prior approval in 2026 is $1.5 billion. Any dividends paid in the twelve months preceding a proposed dividend are considered in determining whether a dividend is extraordinary. The maximum dividend that could have been made without prior approval in 2025 and 2024 were $3.3 billion and $1.7 billion, respectively.

D.The Company paid $1.5 billion, $3.3 billion and $1.8 billion noncumulative, common dividends during the years ended December 31, 2025, 2024, and 2023, respectively. Prior approval from the Insurance Commissioner was obtained for extraordinary dividends.

(in millions)	Dividend Amount	Date	Ordinary or Extraordinary Dividend
1st Quarter 2025	$ 475	2/6/2025	Extraordinary
2nd Quarter 2025	265	5/13/2025	Ordinary
3rd Quarter 2025	515	8/19/2025	Ordinary
4th Quarter 2025	270	11/17/2025	Ordinary
Total	$ 1,525

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(in millions)	Dividend Amount	Date	Ordinary or Extraordinary Dividend
1st Quarter 2024	$ 550	2/6/2024	Extraordinary
2nd Quarter 2024	832	5/13/2024	Extraordinary
3rd Quarter 2024	857	8/19/2024	Extraordinary
4th Quarter 2024	1,094	11/15/2024	Ordinary
Total	$ 3,333

(in millions)	Dividend Amount	Date	Ordinary or Extraordinary Dividend
1st Quarter 2023	$ 250	2/2/2023	Extraordinary
2nd Quarter 2023	406	5/12/2023	Ordinary
3rd Quarter 2023	468	8/18/2023	Ordinary
4th Quarter 2023	652	11/15/2023	Ordinary
Total	$ 1,776

E.Within the limitations of (C) above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to shareholders.

F.There were no restrictions placed on the Company’s surplus, including for whom the surplus is being held.

G.There have been no advances to surplus.

H.The Company does not hold any stock for special purposes.

I.The Company has not had changes in the balances of any special surplus funds from the prior period.

J.The portion of unassigned surplus funds represented or reduced by each item below for the years ended December 31, 2025, 2024, and 2023 is as follows:

(in millions)	December 31, 2025	December 31, 2024	December 31, 2023
Non-admitted asset values	$ 68	$ 135	$ 122
Cumulative unrealized gains (losses)	$ 5,860	$ 4,516	$ 5,371
Asset valuation reserves	$ 1,256	$ 100	$ 100
Reinsurance in unauthorized companies	$ —	$ —	$ 1

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 13 – LIABILITIES, CONTINGENCIES AND ASSESSMENTS

A.Contingent Commitments

(in millions)
Nature and circumstance of guarantee and key attributes, including date and duration of agreement	Liability recognition of guarantee (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company guarantees that separate account assets will be sufficient to pay certain life insurance or retiree benefits. For the majority of these benefits, the sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. If employers fail to do so, the Company or an affiliate of the buyer of the retirement benefits business, has the right to redirect the management of the related assets to provide for benefit payments.	-	Increase in Aggregate Reserve for Life and Accident and Health Contracts	$361
As of December 31, 2025, employers maintained assets that generally exceeded the benefit obligations under these arrangements of approximately $400 million. An additional liability is established if management believes that the Company will be required to make payments under the guarantees; there were no additional liabilities required for these guarantees, net of reinsurance, as of December 31, 2025.

(in millions)
Aggregate Maximum Potential of Future Payments of All Guarantees (undiscounted) the guarantor could be required to make under guarantees.	$ 361
Current Liability Recognized in F/S:
1. Noncontingent Liabilities	$ —
2. Contingent Liabilities	$ —
Ultimate Financial Statement Impact if action under the guarantee is required.
1. Investments in SCA	$ —
2. Joint Venture	$ —
3. Dividends to Stockholders (capital contribution)	$ —
4. Expense	$ —
5. Other	$ 361
6. Total	$ 361

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
As of December 31, 2025, the Company had commitments to:

•Purchase $11 million of bonds, all of which bear interest at a fixed market rate. The Company expects to disburse all of the committed amounts during 2026.
•Extend credit under commercial mortgage loan agreement for $17 million, all of which were at a fixed market rate of interest. The Company expects to disburse 100% of the committed amounts during 2026.
•Contribute $64 million of additional equity to entities that hold securities diversified by issuer and maturity date. The Company expects to disburse approximately 11% of the committed amounts during 2026.
•Contribute $8 million to limited liability entities that hold either real estate or loans to real estate entities that are diversified by property type and geographic region. The Company expects to disburse approximately 5% of the committed amounts during 2026.

B.Assessments

The Company operates in a regulatory environment that may require its participation in assessments under state insurance guaranty association laws. The Company’s exposure to assessments for certain obligations of insolvent insurance companies to policyholders and claimants is based on its share of business written in the relevant jurisdictions.

There were no material charges or credits resulting from existing or new guaranty fund assessments for the years ended December 31, 2025, 2024, and 2023.

C.All Other Contingencies

Litigation and Other Legal Matters

The Cigna Group and its subsidiaries, including the Company, are routinely involved in numerous claims, lawsuits, regulatory inquiries and audits, government investigations, including under the federal False Claims Act and state false claims acts initiated by a government investigating body or by a qui tam relator’s filing of a complaint under court seal, and other legal matters arising, for the most part, in the ordinary course of managing a health services business. Additionally, The Cigna Group and its subsidiaries have received and is cooperating with subpoenas or similar processes from various governmental agencies requesting information, all arising in the normal course of its business. Disputed tax matters arising from audits by the Internal Revenue Service or other state and foreign jurisdictions, including those resulting in litigation, are accounted for under the NAIC’s accounting guidance for tax loss contingencies.

As of December 31, 2025, there were no pending litigation and legal or regulatory matters determined to have a reasonably possible material loss to the Company.

NOTE 14 – LEASES
A. Lessee Leasing Arrangements

(1)Rental expenses for operating leases, principally for office space, was not material in 2025, $2 million in 2024, and $6 million in 2023.

(2)Aggregate future minimum rental payments under leases having initial or remaining non-cancelable lease terms in excess of one year - Not Applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(3)The Company is not involved in any material sale-leaseback transactions.

B.Lessor Leases

The Company is not the lessor in any material operating or leveraged lease transactions.

NOTE 15 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED PLANS AND THE UNINSURED PORTION OF PARTIALLY INSURED PLANS
A.ASO Plans

Information with regard to the profitability of Administrative Services Only (ASO) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows for the year ended December 31:

2025
(in millions)	ASO Uninsured Plans	Uninsured Portion of Partially Insured Plans	Total ASO
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$ (4)	$ —	$ (4)
Total net other income or expenses (including interest paid to or received from plans)	$ —	$ —	$ —
Net gain or (loss) from operations	$ (4)	$ —	$ (4)
Total claim payment volume	$ 3	$ —	$ 3

2024
(in millions)	ASO Uninsured Plans	Uninsured Portion of Partially Insured Plans	Total ASO
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$ (4)	$ —	$ (4)
Total net other income or expenses (including interest paid to or received from plans)	$ —	$ —	$ —
Net gain or (loss) from operations	$ (4)	$ —	$ (4)
Total claim payment volume	$ 1	$ —	$ 1

2023
(in millions)	ASO Uninsured Plans	Uninsured Portion of Partially Insured Plans	Total ASO
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$ (4)	$ 1	$ (3)
Total net other income or expenses (including interest paid to or received from plans)	$ —	$ —	$ —
Net gain or (loss) from operations	$ (4)	$ 1	$ (3)
Total claim payment volume	$ 2	$ —	$ 2

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
B.ASC Plans

Profitability in Administrative Services Contract (ASC) uninsured accident and health plans and the uninsured portion of partially insured plans was not material for the years ended December 31, 2025, 2024, and 2023.

C.Medicare or Similarly Structured Cost Based Reimbursement Contract

Not applicable.

NOTE 16 - DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Premiums written or produced by managing general agents or third party administrators were:

(in millions)
Name and Address of Managing General Agent or Third Party Administration	2025	2024	2023

Various	$ 8	$ 10	$ 14

NOTE 17 - FAIR VALUE MEASUREMENTS
A.Fair Value Measurements
Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date. The Company’s financial assets and liabilities carried at fair value have been classified based upon a hierarchy defined by SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument’s fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

Level 1 Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date.  Active markets provide pricing data for trades occurring at least weekly and include exchanges and dealer markets. Assets in Level 1 include actively-traded U.S. government bonds and exchange-listed equity securities.

Level 2    Inputs for instruments classified in Level 2 include quoted prices for similar assets in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are market observable or can be corroborated by market data for the term of the instrument.  Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if the Company determines that unobservable inputs are insignificant. Level 2 assets include most private and corporate debt, federal agency and municipal bonds, non-government mortgage backed securities, unaffiliated common stocks, preferred stocks, short term investments, cash equivalents, contract loans and other derivative assets. Separate account Level 2 assets primarily include actively-traded institutional and retail mutual fund investments in separate accounts priced using the daily NAV which is the exit price, and corporate and structured bonds valued using recent trades of similar securities or pricing models that discount future cash flows at estimated market interest rates. Separate account Level 2 assets also include certain investments that are valued using NAV as a practical expedient because a readily determinable fair value does not exist.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

Level 3    Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement.  Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date. Level 3 assets primarily include mortgage loans and certain newly issued, privately-placed, complex or illiquid securities that are valued using significant unobservable inputs.

SSAP 100 allows the use of net asset value (NAV) as a practical expedient to fair value for investments in investment companies where there is no readily determinable fair value. As a result of this guidance, $661 million of separate account investments have additional tabular disclosures further describing these investments as of December 31, 2025. As of December 31, 2024, $632 million of separate account investments have additional tabular disclosures further describing these investments.

1.Fair Value Measurements at Reporting Date
The Company carries certain financial instruments at fair value in the financial statements including unaffiliated common stocks and perpetual preferred stocks and bonds and redeemable preferred stocks valued at the lower of cost or fair value when reported at fair value at the balance sheet date and the assets of certain separate accounts.

The following tables provide information about the Company’s financial assets carried at fair value as of December 31, 2025 and 2024. Fair values and changes in fair values of separate account assets accrue directly to the policyholders and are not included in the Company’s revenues, expenses or surplus.

December 31, 2025
(in millions)	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Financial Assets at Fair Value
Bonds
Issuer Credit Obligations	—	—	1	—	1
Asset-Backed Securities	—	—	4	—	4
Total Bonds	—	—	5	—	5
Preferred Stock	—	—	—	—	—
Common stock	—	—	3	—	3
Other invested assets
Issuer Credit Obligations	—	—	—	—	—
Asset-Backed Securities	—	—	—	—	—
Total other invested assets	—	—	—	—	—
Separate account assets (1)	519	6,087	209	661	7,476
Total assets at fair value	519	6,087	217	661	7,484

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(1) Investments measured using the practical expedient of NAV are excluded from the fair value hierarchy. See table in Section E for more information.

December 31, 2024
(in millions)	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Financial Assets at Fair Value
Bonds	—	—	2	—	2
Preferred Stock	—	—	—	—	—
Common stock	—	—	3	—	3
Separate account assets (1)	498	5,899	210	632	7,239
Total assets at fair value	498	5,899	215	632	7,244
(1) Investments measured using the practical expedient of NAV are excluded from the fair value hierarchy. See table in Section E for more information.
2.Fair Value Measurements in Level 3 of the Fair Value Hierarchy
The following tables summarize the changes in financial instruments classified in Level 3 for the years ended December 31, 2025 and 2024. Gains and losses reported in these tables may include net changes in fair value that are attributable to both observable and unobservable inputs.

For the Year Ended December 31, 2025
(in millions)	Beginning Balance 1/1/2025	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance 12/31/2025
Level 3 Financial Instrument
Bonds and Common Stock (1)	5	23	—	(1)	—	—	—	—	(19)	8
Separate account assets (2)	210	23	(43)	—	11	28	—	—	(20)	209
Total Level 3 assets at fair value	215	46	(43)	(1)	11	28	—	—	(39)	217

(1) Bond and common stock gains (losses) included in net income attributable to instruments held at the reporting date were losses of $(904,690).
(2) Separate Account gains (losses) include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in the net income of the Company.

For the Year Ended December 31, 2024
(in millions)	Beginning Balance 1/1/2024	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance 12/31/2024
Level 3 Financial Instrument
Bonds and Common Stock (1)	6	—	—	3	—	1	—	(5)	—	5
Separate account assets (2)	217	107	(89)	(8)	2	5	—	(1)	(23)	210
Total Level 3 assets at fair value	223	107	(89)	(5)	2	6	—	(6)	(23)	215

(1) Bond and common stock gains (losses) included in net income attributable to instruments held at the reporting date were losses of $1,222.
(2) Separate Account gains (losses) include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in the net income of the Company.

Changes in the value of bonds and common stock included in net income are reflected in net investment income and realized capital gains (losses), and unrealized gains (losses) are included in surplus. Policyholder gains include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in net income of the Company.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
3.Level 3 Transfers
Reclassifications impacting Level 3 financial instruments are reported as transfers in or out of the Level 3 category. Gains and losses in net income and surplus only reflect activity for the period the instrument was classified in Level 3.  Transfers into or out of the Level 3 category occur when there is a change in the measurement basis in the period for lower-rated bonds valued at the lower of cost or fair value. Transfers into or out of Level 3 may also occur when observable inputs, such as the Company’s best estimate of what a market participant would use to determine a current transaction price, become more or less significant to the fair value measurement. For the years ended December 31, 2025 and 2024, bond and common stock Level 3 transfers reflect changes in the measurement basis of bonds between cost and fair value, and separate account Level 3 transfers were a result of observable inputs becoming more or less significant to the fair value measurements.

4.Valuation Techniques and Inputs
The Company estimates fair values using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available, and other market information that a market participant may use to estimate fair value. The internal pricing methods are performed by the Company’s investment professionals, and generally involve using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality, as well as other qualitative factors.

The Company is responsible for determining fair value, as well as the appropriate level within the fair value hierarchy, based on the significance of unobservable inputs.  The Company reviews methodologies, processes and controls of third-party pricing services and compares prices on a test basis to those obtained from other external pricing sources or internal estimates.  The Company performs ongoing analyses of both prices received from third-party pricing services and those developed internally to determine that they represent appropriate estimates of fair value.  The controls executed by the Company include evaluating changes in prices and monitoring for potentially stale valuations.  The Company also performs sample testing of sales values to confirm the accuracy of prior fair value estimates.  The minimal exceptions identified during these processes indicate that adjustments to prices are infrequent and do not significantly impact valuations.  An annual due-diligence review of the most significant pricing service is conducted to review its processes, methodologies, and controls. This review includes a walk-through of inputs for a sample of securities held across various asset types to validate the documented pricing process.

Level 2 - Because many bonds, preferred and unaffiliated common stocks do not trade daily, third-party pricing services and internal methods often use recent trades of securities with similar features and characteristics. When recent trades are not available, pricing models are used to determine these prices.  These models calculate fair values by discounting future cash flows at estimated market interest rates.  Such market rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities, based on the credit quality, industry and structure of the asset. Typical inputs and assumptions to pricing models include, but are not limited to, a combination of benchmark yields, reported trades, issuer spreads, liquidity, benchmark securities, bids, offers, reference data, and industry and economic events.  For mortgage-backed securities, inputs and assumptions may also include characteristics of the issuer, collateral attributes, prepayment speeds and credit rating. For investments in investment companies where a readily determinable fair value does not exist, NAV is used as a practical expedient to fair value and classified in Level 2, according to updates to SSAP 100 effective January 1, 2018.

Level 3 - In instances where there is little or no market activity for the same or similar instruments, fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price.  These valuation techniques involve some level of estimation and judgment that becomes significant with increasingly complex instruments or pricing models.

Fair values of mortgage and other asset-backed securities, corporate and government fixed maturities are primarily determined using pricing models that incorporate the specific characteristics of each asset and related assumptions including the investment type and

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
structure, credit quality, industry and maturity date in comparison to current market indices, spreads and liquidity of assets with similar characteristics.  For mortgage and other asset-backed securities, inputs and assumptions for pricing may also include collateral attributes and prepayment speeds.  Recent trades in the subject security or similar securities are assessed when available, and the Company may also review published research in its evaluation, as well as the issuer’s financial statements.

B.Other Fair Value Disclosures

The Company provides additional fair value information in Notes 1, 4, 7 and 28.
C.Aggregate Fair Value of All Financial Instruments
The following tables provide the fair value, carrying value, and classification in the fair value hierarchy of the Company’s financial instruments as of December 31, 2025 and 2024.

December 31, 2025
(in millions)	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Financial Instrument
Bonds
Issuer Credit Obligations	2,749	2,834	31	2,604	114	—	—
Asset-Backed Securities	26	28	—	22	4	—	—
Total Bonds	2,775	2,862	31	2,626	118	—	—
Preferred Stock	—	—	—	—	—	—	—
Common stock	3	3	—	—	3	—	—
Commercial mortgage loans	313	321	—	—	313	—	—
Cash, cash equivalent and short-term investments	183	183	20	163	—	—	—
Contract loans	1,082	1,082	—	1,082	—	—	—
Derivatives	26	8	—	26	—	—	—
Other invested assets
Issuer credit obligations	—	—	—	—	—	—	—
Asset-backed securities	—	—	—	—	—	—	—
Surplus debentures	82	99	—	82	—	—	—
Separate accounts (1)	9,138	9,157	519	7,463	495	661	—
Liability - Derivatives	9	12	—	9	—	—	—
(1) Separate accounts are primarily comprised of bonds and common stock.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

December 31, 2024
(in millions)	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Financial Instrument
Bonds	2,721	2,905	30	2,572	119	—	—
Preferred Stock	—	—	—	—	—	—	—
Common stock	3	3	—	—	3	—	—
Commercial mortgage loans	326	348	—	—	326	—	—
Cash, cash equivalent and short-term investments	253	253	4	249	—	—	—
Contract loans	1,155	1,155	—	1,155	—	—	—
Derivatives	41	27	—	41	—	—	—
Other invested assets - surplus debentures	80	99	—	80	—	—	—
Separate accounts (1)	8,854	8,931	498	7,205	519	632	—
Liability - Derivatives	1	1	—	1	—	—	—
(1) Separate accounts are primarily comprised of bonds and common stock.
The fair values presented in the tables above have been estimated using market information when available. The following valuation methodologies and significant assumptions are used by the Company to determine fair value for each instrument.

Bonds, preferred stock and unaffiliated common stock
The Company estimates fair values of bonds, preferred and unaffiliated common stock using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available and other market information that a market participant may use to estimate fair value. The internal pricing methods generally involve using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality.  In instances where there is little or no market activity for the same or similar instruments, fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price. See detailed discussion above for significant inputs and assumptions used to value bonds, preferred stock and unaffiliated common stock.

Commercial mortgage loans
The Company estimates the fair value of commercial mortgage loans generally by discounting the contractual cash flows at estimated market interest rates that reflect the Company’s assessment of the credit quality of the loans. Market interest rates are derived by calculating the appropriate spread over comparable U.S. Treasury rates, based on the property type, quality rating and average life of the loan. The quality ratings reflect the relative risk of the loan, considering debt service coverage, the loan-to-value ratio and other factors. Fair values of impaired mortgage loans are based on the estimated fair value of the underlying collateral generally determined using an internal discounted cash flow model.

Cash, cash equivalents and short-term investments
Short-term investments, cash equivalents, and cash are carried at cost which approximates fair value.  Short-term investments and cash equivalents are classified in Level 2 and cash is classified in Level 1.

Contract Loans
Contract loans are carried at unpaid principal balances plus accumulated interest which is estimated to equal the fair value. The loans are collateralized by insurance policy cash values and, therefore, have no exposure to credit loss. Interest rates are reset annually based on an index.
Derivatives

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
Fair values for these instruments are determined using market observable inputs including forward currency and interest rate curves and widely published market observable indices.

Fair values of off-balance-sheet financial instruments were not material as of December 31, 2025 and December 31, 2024.

Other Invested Assets
The estimated fair value of other invested assets is determined using the bonds, preferred stock and unaffiliated common stock methodology described above. Other invested assets not considered to be financial instruments are excluded from this disclosure, including investments carried on the equity method.

D.Disclosures about Financial Instruments Not Practicable to Estimate Fair Value – None
E.Investments Measured Using the NAV Practical Expedient
Pursuant to SSAP 100, investments in investment companies with no readily-determinable fair value can be measured using the practical expedient of NAV. The table below provides additional information about these investments.

Investments Using the Practical Expedient of NAV
(in millions)	Fair Value		Unfunded Commitments		Redemption Frequency (if currently eligible)	Redemption Notice Period
Asset	12/31/2025	12/31/2024	12/31/2025	12/31/2024
Securities Partnerships	$ 447	$ 402	$ 191	$ 215	Not applicable	Not applicable
Real Estate Funds	$ 213	$ 229	$ 3	$ 3	Quarterly	30-90 days
Hedge Funds	$ 1	$ 1	$ —	$ —	Up to annually, varying by fund	30-90 days
Total	$ 661	$ 632	$ 194	$ 218

NOTE 18 – OTHER ITEMS
Other Disclosures and Unusual Items
Reinsurance of Guaranteed Minimum Death Benefits (GMDB) and Guaranteed Minimum Income Benefits (GMIB) Business

Effective February 4, 2013, the Company entered into an agreement with Berkshire Hathaway Life Insurance Company of Nebraska (Berkshire) to reinsure the GMDB and GMIB businesses. The reinsurance arrangement is subject to an overall limit, of which $3.0 billion remains. In April 2013, Berkshire set up a trust with the Company as the beneficiary. The market value of the assets in the trust at December 31, 2025 and at December 31, 2024, was $0.7 billion.

Assumed Reinsurance of Settlement Annuity Business

Effective December 31, 2020 the Company entered into an agreement to assume the Settlement Annuity business of Life Insurance Company of North America (LINA). In connection with this agreement, the Company set up a trust with LINA as the beneficiary. The market value of the assets in the trust at December 31, 2025 and at December 31, 2024 was $1.1 billion.

Effective December 31, 2020 the Company entered into an agreement to assume the Settlement Annuity business of New York Life Group Insurance Company of New York (NYLGI). In connection with this agreement, the Company set up a trust with NYLGI as the beneficiary. The market value of the assets in the trust at December 31, 2025 was $131 million. At December 31, 2024, the market value of the assets in the trust was $130 million.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

Reinsurance of Group Universal Life and Retained Assets Business

Effective December 31, 2020 the Company entered into an agreement to reinsure its Group Universal Life and Retained Assets businesses to LINA. In connection with this agreement, LINA set up a trust with the Company as the beneficiary. The market value of the assets in the trust at December 31, 2025 was $334 million. At December 31, 2024, the market value of the assets in the trust was $398 million.

Retained Asset Accounts

To support the sale of LINA to NY Life, effective December 30, 2020, a Retained Assets reinsurance agreement between the Company and LINA was executed. The agreement cedes 100% of the Company's interests in the RAA business to LINA, an unaffiliated party effective December 31, 2020. The agreement was approved by CT and PA Departments of Insurance.

Retained Asset Accounts are classified as liabilities for deposit-type contracts. These accounts represent the Company’s method for settling certain life, disability and accidental death and dismemberment claims where the claimant does not specify or request payment in alternate form, or where another form of payment is directed by applicable law. The insurance proceeds are retained in the Company’s general account and credited to a beneficiary’s free interest-bearing account with draft privileges that can be liquidated at any time. The account balance and earned interest are fully guaranteed by the Company. The interest crediting rate is updated weekly and pegged to the Bank Rate Monitor Index, which reflects the average annual effective yield on money markets offered by one hundred large banks and thrifts in the United States. Interest is compounded daily and is credited to account holders on a monthly basis. The weighted average effective interest rate credited to account holders in 2025 was 0.45%, ranging from 0.40% to 0.48%. Account holders are charged fees only for special services (stop payment requests, checks denied due to insufficient funds, copies of drafts or statements) and are not charged per-draft fees, maintenance charges or withdrawal penalties.

In Force
($ in millions)	December 31, 2025		December 31, 2024
	Number	Balance	Number	Balance
Up to and including 12 Months	—	$ —	—	$ —
13 to 24 Months	—	—	—	—
25 to 36 Months	—	—	—	—
37 to 48 Months	—	—	—	—
49 to 60 Months	—	—	—	—
Over 60 Months	844	25	1,023	31
Total	844	$ 25	1,023	$ 31

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

	December 31, 2025
($ in millions)	Individual Number	Individual Balance/Amount	Group Number	Group Balance/Amount
At the Beginning of the Year	118	$ 8	905	$ 23
Issued/Added During the Year	—	—	—	—
Investment Earnings Credited During the Year	N/A	—	N/A	—
Fees and Other Charges Assessed During the Year	N/A	—	N/A	—
Transferred to State Unclaimed Property funds During the Year	5	—	39	1
Closed/Withdrawn During the Year	23	2	112	3
At the End of the Year	90	$ 6	754	$ 19

	December 31, 2024
($ in millions)	Individual Number	Individual Balance/Amount	Group Number	Group Balance/Amount
At the Beginning of the Year	147	$ 9	1,141	$ 27
Issued/Added During the Year	—	—	—	—
Investment Earnings Credited During the Year	N/A	—	N/A	—
Fees and Other Charges Assessed During the Year	N/A	—	N/A	—
Transferred to State Unclaimed Property funds During the Year	11	—	87	1
Closed/Withdrawn During the Year	18	1	149	3
At the End of the Year	118	$ 8	905	$ 23

Dividends Received
The Company received $1.4 billion of dividends from its subsidiary entity, CHLIC, during the period ending December 31, 2025. In 2024 and 2023, the Company received $3.2 billion and $1.7 billion of dividends from CHLIC, respectively. The dividends received are included in net investment income and amortization of interest maintenance reserve in the Statutory Statement of Income and Changes in Capital and Surplus.

NOTE 19 – Reinsurance
The Company enters into agreements with other insurance companies to assume and cede reinsurance. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct or assumed losses. Reinsurance is also used in acquisition and disposition transactions when the underwriting company is not being acquired. Reinsurance does not relieve the originating insurer of liability. The Company regularly evaluates the financial condition of its reinsurers and monitors its concentrations of credit risk.
The Company did not have any balances considered uncollectible or written-off for the years ended December 31, 2025 and 2024.
In the Company’s income statements, premiums and fees were net of ceded and assumed premiums, in the following amounts:

(in millions)	2025	2024	2023
Premiums and Fees
Direct	$ 298	$ 333	$ 378
Assumed	13	16	16
Ceded	(193)	(206)	(239)
Total	$ 118	$ 143	$ 155

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

The Company does not have any reinsurance agreements subject to A-791 as of December 31, 2025.

NOTE 20 – RETROSPECTIVELY RATED CONTRACTS & CONTRACTS SUBJECT TO REDETERMINATION
A.The Company estimates accrued retrospective premium adjustments for its group health insurance business through a mathematical approach using the Company’s underwriting rules and experience rating practices.

B.The Company records accrued retrospective premium as an adjustment to earned premium.

C.The amount of net premiums written by the Company subject to retrospective rating features were:

($ in millions)	2025	2024	2023
Premiums subject to retrospective rating features:	$ 2	$ 1	$ 6
As a percentage of total net premiums written:	2%	— %	4%

D.Medical loss ratio rebates required pursuant to the Public Health Service Act - Not applicable.

E.Risk-Sharing Provisions of the Affordable Care Act (ACA)
(1) - (5) Not applicable.

NOTE 21 – HEALTH CARE RECEIVABLES

A.Pharmaceutical Rebate Receivables
Pharmaceutical manufacturer rebates receivable are recorded when earned based on actual rebates billed and an estimate of receivables based on current utilization of specific pharmaceuticals and contract terms. The rebates receivable was not material to the Company for the years ended December 31, 2025, 2024, and 2023.

NOTE 22 – PARTICIPATING POLICIES
Premiums under participating policies and dividends paid to policyholders were:

($ in millions)	2025	2024	2023
Premiums under participating policies	$ 9	$ 11	$ 15
As a percentage of total individual, group and accident and health premiums earned	7.3%	7.6%	9.7%
Dividends paid to policyholders	$ 9	$ 10	$ 14

The Company did not allocate any additional income to such policyholders.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 23 – PREMIUM DEFICIENCY RESERVES
The Company had liabilities for premium deficiency reserves of $59 million as of December 31, 2025 and $65 million as of December 31, 2024. The most recent evaluation of this liability was December 31, 2025. On accident and health contracts, the Company considered anticipated investment income when calculating the premium deficiency reserves.

NOTE 24 – RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS
(1)The Company generally waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

(2)The Company has issued or assumed substandard policies either with rated-up age, or with extra premium, temporary or otherwise, or at a special scale of premiums. In the case of those with rated-up age, the valuation is done at such rated-up age or an equivalent percentage rating.

Ordinary policies issued substandard are valued using either a multiple of the standard mortality rates or an addition to the standard mortality rates for flat extras.

For Structured Settlement Annuity contracts issued to annuitants with health impairments, valuation of reserves complies with Actuarial Guideline IX-A in the use of substandard mortality.

(3)As of December 31, 2025, the Company had approximately $0.8 billion of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut, and reserves to cover the above insurance totaled $1.4 billion. As of December 31, 2024, the Company had approximately $0.9 billion of insurance in force and reserves were $1.5 billion.

(4)Tabular Interest, Tabular Less Actual Reserves Released, and Tabular Cost were generally determined by formula as described in the instructions and in part using the basic data.

(5)Tabular interest on funds not involving life contingencies was determined from the basic data for the calculation of deposit fund liabilities.

(6)The nature of other reserve changes – Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 25 – ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies as of December 31, were as follows:

(in millions)			2025
			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

A. INDIVIDUAL ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$ 25	$ 3	$ —	$ 28	2%
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	— %
	c.	At fair value	—	—	118	118	7%
	d.	Total with market value adjustment or at fair value (total of a through c)	25	3	118	146	9%
	e.	At book value without adjustment (minimal or no charge or adjustment)	6	—	3	9	1%
(2)	Not subject to discretionary withdrawal		1,461	—	6	1,467	90%
(3)	Total (gross: direct + assumed)		1,492	3	127	1,622	100%
(4)	Reinsurance ceded		54	3	—	57
(5)	Total (net) (3) – (4)		$ 1,438	$ —	$ 127	$ 1,565
(6)	Amount included in A(1)b above that will move to A(1)e for the first time within the year after the statement date:		$ —	$ —	$ —	$ —

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

B. GROUP ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$ —	$ —	$ —	$ —	— %
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	— %
	c.	At fair value	—	—	8	8	1%
	d.	Total with market value adjustment or at fair value (total of a through c)	—	—	8	8	1%
	e.	At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	— %
(2)	Not subject to discretionary withdrawal		331	361	1	693	99%
(3)	Total (gross: direct + assumed)		331	361	9	701	100%
(4)	Reinsurance ceded		331	—	1	332
(5)	Total (net) (3) – (4)		$ —	$ 361	$ 8	$ 369
(6)	Amount included in B(1)b above that will move to B(1)e for the first time within the year after the statement date:		$ —	$ —	$ —	$ —

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

C. DEPOSIT-TYPE CONTRACTS (no life contingencies):
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$ 127	$ —	$ —	$ 127	3%
	b.	At book value less current surrender charge of 5% or more	20	—	—	20	1%
	c.	At fair value	—	—	3,785	3,785	95%
	d.	Total with market value adjustment or at fair value (total of a through c)	147	—	3,785	3,932	99%
	e.	At book value without adjustment (minimal or no charge or adjustment)	59	—	—	59	1%
(2)	Not subject to discretionary withdrawal		13	—	—	13	— %
(3)	Total (gross: direct + assumed)		219	—	3,785	4,004	100%
(4)	Reinsurance ceded		217	—	—	217
(5)	Total (net) (3) – (4)		$ 2	$ —	$ 3,785	$ 3,787
(6)	Amount included in C(1)b above that will move to C(1)e for the first time within the year after the statement date:		$ —	$ —	$ —	$ —

(in millions)			2024
			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

A. INDIVIDUAL ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$ 32	$ 3	$ —	$ 35	2%
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	— %
	c.	At fair value	—	—	115	115	8%
	d.	Total with market value adjustment or at fair value (total of a through c)	32	3	115	150	10%
	e.	At book value without adjustment (minimal or no charge or adjustment)	4	—	4	8	— %
(2)	Not subject to discretionary withdrawal		1,483	—	5	1,488	90%
(3)	Total (gross: direct + assumed)		1,519	3	124	1,646	100%
(4)	Reinsurance ceded		60	3	—	63
(5)	Total (net) (3) – (4)		$ 1,459	$ —	$ 124	$ 1,583
(6)	Amount included in A(1)b above that will move to A(1)e for the first time within the year after the statement date:		$ —	$ —	$ —	$ —

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

B. GROUP ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$ —	$ —	$ —	$ —	— %
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	— %
	c.	At fair value	—	—	10	10	1%
	d.	Total with market value adjustment or at fair value (total of a through c)	—	—	10	10	1%
	e.	At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	— %
(2)	Not subject to discretionary withdrawal		367	371	1	739	99%
(3)	Total (gross: direct + assumed)		367	371	11	749	100%
(4)	Reinsurance ceded		367	—	1	368
(5)	Total (net) (3) – (4)		$ —	$ 371	$ 10	$ 381
(6)	Amount included in B(1)b above that will move to B(1)e for the first time within the year after the statement date:		$ —	$ —	$ —	$ —

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

C. DEPOSIT-TYPE CONTRACTS (no life contingencies):
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$ 126	$ —	$ —	$ 126	3%
	b.	At book value less current surrender charge of 5% or more	20	—	—	20	1%
	c.	At fair value	—	—	3,793	3,793	94%
	d.	Total with market value adjustment or at fair value (total of a through c)	146	—	3,793	3,939	98%
	e.	At book value without adjustment (minimal or no charge or adjustment)	65	—	—	65	2%
(2)	Not subject to discretionary withdrawal		15	—	—	15	— %
(3)	Total (gross: direct + assumed)		226	—	3,793	4,019	100%
(4)	Reinsurance ceded		224	—	—	224
(5)	Total (net) (3) – (4)		$ 2	$ —	$ 3,793	$ 3,795
(6)	Amount included in C(1)b above that will move to C(1)e in the year after the will move to C(1)e in the year after the statement date:		$ —	$ —	$ —	$ —

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 26 – ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The amounts of account value, cash value and reserve for the breakouts of life insurance by withdrawal characteristics, separately for General Account products, Separate Account with Guarantees products and Separate Account Nonguaranteed products, were as follows:

			2025
		(in millions)	Account Value	Cash Value	Reserve

A.	General Account
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a. Term Policies with Cash Value	$—	$1	$1
		b. Universal Life	2,102	2,089	2,884
		c. Universal Life with Secondary Guarantees	—	—	—
		d. Indexed Universal Life	—	—	—
		e. Indexed Universal Life with Secondary Guarantees	—	—	—
		f. Indexed Life	—	—	—
		g. Other Permanent Cash Value Life Insurance	—	1,703	1,731
		h. Variable Life	—	—	—
		i. Variable Universal Life	15	15	15
		j. Miscellaneous Reserves	—	—	—
			2,117	3,808	4,631
	(2)	Not subject to discretionary withdrawal provision
		a. Term Policies without Cash Value	XXX	XXX	33
		b. Accidental Death Benefits	XXX	XXX	—
		c. Disability - Active Lives	XXX	XXX	—
		d. Disability - Disabled Lives	XXX	XXX	46
		e. Miscellaneous Reserves	XXX	XXX	756
	(3)	Total (gross: direct + assumed)	2,117	3,808	5,466
	(4)	Reinsurance Ceded	1,323	1,637	3,237
	(5)	Total (net) (3) - (4)	$794	$2,171	$2,229

			Account Value	Cash Value	Reserve
B.	Separate Account with Guarantees
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a. Term Policies with Cash Value	$—	$—	$—
		b. Universal Life	1,661	1,661	1,661
		c. Universal Life with Secondary Guarantees	—	—	—
		d. Indexed Universal Life	—	—	—
		e. Indexed Universal Life with Secondary Guarantees	—	—	—
		f. Indexed Life	—	—	—
		g. Other Permanent Cash Value Life Insurance	—	—	—
		h. Variable Life	—	—	—
		i. Variable Universal Life	2,844	2,885	2,844
		j. Miscellaneous Reserves	—	—	—
			4,505	4,546	4,505
	(2)	Not subject to discretionary withdrawal provision
		a. Term Policies without Cash Value	XXX	XXX	—
		b. Accidental Death Benefits	XXX	XXX	—
		c. Disability - Active Lives	XXX	XXX	—
		d. Disability - Disabled Lives	XXX	XXX	—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

		e. Miscellaneous Reserves	XXX	XXX	—
	(3)	Total (gross: direct + assumed)	4,505	4,546	4,505
	(4)	Reinsurance Ceded	—	—	—
	(5)	Total (net) (3) - (4)	$4,505	$4,546	$4,505

C.	Separate Account Nonguaranteed
	Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

			2024
		(in millions)	Account Value	Cash Value	Reserve

A.	General Account
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a. Term Policies with Cash Value	$—	$2	$2
		b. Universal Life	2,235	2,223	3,039
		c. Universal Life with Secondary Guarantees	—	—	—
		d. Indexed Universal Life	—	—	—
		e. Indexed Universal Life with Secondary Guarantees	—	—	—
		f. Indexed Life	—	—	—
		g. Other Permanent Cash Value Life Insurance	—	1,780	1,804
		h. Variable Life	—	—	—
		i. Variable Universal Life	14	15	14
		j. Miscellaneous Reserves	—	—	—
			2,249	4,020	4,859
	(2)	Not subject to discretionary withdrawal provision
		a. Term Policies without Cash Value	XXX	XXX	33
		b. Accidental Death Benefits	XXX	XXX	—
		c. Disability - Active Lives	XXX	XXX	—
		d. Disability - Disabled Lives	XXX	XXX	50
		e. Miscellaneous Reserves	XXX	XXX	846
	(3)	Total (gross: direct + assumed)	2,249	4,020	5,788
	(4)	Reinsurance Ceded	1,397	1,736	3,434
	(5)	Total (net) (3) - (4)	$852	$2,284	$2,354

			Account Value	Cash Value	Reserve
B.	Separate Account with Guarantees
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a. Term Policies with Cash Value	$—	—	—
		b. Universal Life	1,648	1,648	1,648
		c. Universal Life with Secondary Guarantees	—	—	—
		d. Indexed Universal Life	—	—	—
		e. Indexed Universal Life with Secondary Guarantees	—	—	—
		f. Indexed Life	—	—	—
		g. Other Permanent Cash Value Life Insurance	—	—	—
		h. Variable Life	—	—	—
		i. Variable Universal Life	2,596	2,658	2,596
		j. Miscellaneous Reserves	—	—	—
			4,244	4,306	4,244
	(2)	Not subject to discretionary withdrawal provision
		a. Term Policies without Cash Value	XXX	XXX	—
		b. Accidental Death Benefits	XXX	XXX	—
		c. Disability - Active Lives	XXX	XXX	—
		d. Disability - Disabled Lives	XXX	XXX	—
		e. Miscellaneous Reserves	XXX	XXX	—
	(3)	Total (gross: direct + assumed)	4,244	4,306	4,244
	(4)	Reinsurance Ceded	—	—	—
	(5)	Total (net) (3) - (4)	$4,244	4,306	4,244

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

C.	Separate Account Nonguaranteed
Not applicable.

NOTE 27 – PREMIUMS AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows:

(in millions)	2025		2024		2023
Type	Gross	Net of Loading	Gross	Net of Loading	Gross	Net of Loading
Ordinary Renewal	$ —	$ —	$ —	$ —	$ —	$ —
Group Life	(22)	(22)	(10)	(10)	1	1
Totals	$ (22)	$ (22)	$ (10)	$ (10)	$ 1	$ 1

NOTE 28 – SEPARATE ACCOUNTS

A.Separate Account Activity

(1)Separate account assets held by the Company represent funds for the following:
•variable universal and universal life contracts primarily supporting corporate owned life insurance products;
•deposit type contracts primarily held for pension benefits;
•survivor income benefits, and;
•reinsured variable annuity and life contracts.

The assets of these accounts are generally carried at market value, with the exception of universal life contracts that carry the vast majority of investments at amortized cost.

(2)These accounts are maintained independently and all assets are legally insulated from the general account of the Company.

(in millions)	Legally Insulated Assets
Product/Transaction	2025	2024
Variable Universal Life and Universal Life	$ 4,680	$ 4,453
Deposit Type Contracts	3,785	3,794
Survivor Income Benefits	542	537
Reinsured Variable Annuities and Variable Life	150	147
Total	$ 9,157	$ 8,931

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(3)Products within the separate account that contain guarantees supported by the Company’s general account for investment losses are described below.
For universal life products, the Company guarantees to replace non-performing assets as needed in the event of default and guarantees that upon surrender, the policyholder cash surrender value will be at least equal to a guaranteed accumulation account value.

There are limited variable universal life products that guarantee a minimum credited interest rate, excluding credit losses.

Under survivor income policies, the Company guarantees that separate account assets will be sufficient to pay benefits through a series of fixed income payments provided to a beneficiary. The sponsoring employer has the primary responsibility to ensure that assets are sufficient to pay these benefits and is required to maintain assets that exceed a certain percentage of benefit obligations.

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five (5) years:

a.	2025	$ 16	million
b.	2024	$ 16	million
c.	2023	$ 16	million
d.	2022	$ 17	million
e.	2021	$ 17	million

For the years ended December 31, 2025, 2024, 2023, 2022 and 2021, no cash payment has been required from the Company’s general account to fund these separate account guarantees.

(4)As of December 31, 2025 and December 31, 2024, none of the Company’s separate accounts were engaged in securities lending and repurchase/reverse repurchase agreements. The Company’s policies and procedures follow applicable statutory guidance, including segregated presentation of reinvested collateral and payable for collateral received whenever the company becomes engaged in securities lending.

(5)For the years ended December 31, 2025, 2024, and 2023, the amount of fees and expenses due by the separate account to the general account was zero. During 2025, 2024, and 2023, the separate account remitted $7 million each year to the general account for Other Fees and Expenses. No amounts relating to seed money or additional required surplus were due to the general account as of December 31, 2025, 2024, and 2023, nor remitted to the general account at any time during that three-year period. There were no asset transfers that did not reflect sales in exchange for cash between the general account and the separate account.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
B.General Nature and Characteristics of Separate Accounts Business

Information regarding the separate accounts of the Company at December 31 was as follows:

(in millions)				2025
				Indexed	Nonindexed guarantee less than/equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed Separate Accounts	Total
(1)	Premiums, considerations, or deposits for the year ended December 31, 2025			$ —	$ —	$ 29	$ 35	$ 64

(2)	Reserves at December 31, 2025
For accounts with assets at:
	a.	Fair value		$ —	$ 142	$ 361	$ 6,622	$ 7,125
	b.	Amortized cost		—	1,661	—	—	1,661
	c.		Total reserves	$ —	$ 1,803	$ 361	$ 6,622	$ 8,786

(3)	By withdrawal characteristics:
	a.	Subject to discretionary withdrawal
		1.	With market value adjustment	$ —	$ —	$ —	$ —	$ —
		2.	At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
		3.	At fair value	—	142	—	6,613	6,755
		4.	At book value without market value adjustment and with current surrender charge of less than 5%	—	1,661	—	3	1,664
		5.	Subtotal	$ —	$ 1,803	$ —	$ 6,616	$ 8,419

	b.	Not subject to discretionary withdrawal		—	—	361	6	367
	c.	Total		$ —	$ 1,803	$ 361	$ 6,622	$ 8,786

(4)	There was no reserve for asset risk in lieu of AVR at December 31, 2025.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(in millions)				2024
				Indexed	Nonindexed guarantee less than/equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed Separate Accounts	Total
(1)	Premiums, considerations or deposits for the year ended December 31, 2024			$ —	$ —	$ 24	$ 312	$ 336

(2)	Reserves at December 31, 2024
For accounts with assets at:
	a.	Fair value		$ —	$ 134	$ 371	$ 6,390	$ 6,895
	b.	Amortized cost		—	1,647	—	—	1,647
	c.		Total reserves	$ —	$ 1,781	$ 371	$ 6,390	$ 8,542

(3)	By withdrawal characteristics:
	a.	Subject to discretionary withdrawal
		1.	With market value adjustment	$ —	$ —	$ —	$ —	$ —
		2.	At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
		3.	At fair value	—	134	—	6,380	6,514
		4.	At book value without market value adjustment and with current surrender charge of less than 5%	—	1,647	—	4	1,651
		5.	Subtotal	$ —	$ 1,781	$ —	$ 6,383	$ 8,165

	b.	Not subject to discretionary withdrawal		—	—	371	5	377
	c.	Total		$ —	$ 1,781	$ 371	$ 6,390	$ 8,542

(4)	There was no reserve for asset risk in lieu of AVR at December 31, 2024.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(in millions)				2023
				Indexed	Nonindexed guarantee less than/equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed Separate Accounts	Total
(1)	Premiums, considerations or deposits for the year ended December 31, 2022			$ —	$ —	$ 38	$ 495	$ 533

(2)	Reserves at December 31, 2022
For accounts with assets at:
	a.	Fair value		$ —	$ 131	$ 385	$ 6,510	$ 7,026
	b.	Amortized cost		—	1,644	—	—	1,644
	c.		Total reserves	$ —	$ 1,775	$ 385	$ 6,510	$ 8,670

(3)	By withdrawal characteristics:
	a.	Subject to discretionary withdrawal
		1.	With market value adjustment	$ —	$ —	$ —	$ —	$ —
		2.	At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
		3.	At fair value	—	131	—	6,502	6,633
		4.	At book value without market value adjustment and with current surrender charge of less than 5%	—	1,644	—	3	1,647
		5.	Subtotal	$ —	$ 1,775	$ —	$ 6,505	$ 8,280

	b.	Not subject to discretionary withdrawal		—	—	385	5	390
	c.	Total		$ —	$ 1,775	$ 385	$ 6,510	$ 8,670

(4)	There was no reserve for asset risk in lieu of AVR at December 31, 2023.

C.Reconciliation of Net Transfers To or (From) Separate Accounts

(in millions)		2025	2024	2023
(1)	Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
	a. Transfers to Separate Accounts	$ 30	$ 24	$ 39
	b. Transfers from Separate Accounts	159	152	157
	c. Net transfers to or (from) Separate Accounts	(129)	(128)	(118)
(2)	Reconciling Adjustments:
	a. Separate Account Reserve reinsured with PRIAC	—	1	—
	b. Other non-separate account expenses	6	9	3
(3)	Transfers as reported in the Statutory Statements of Income and Changes in Capital and Surplus:	$ (123)	$ (118)	$ (115)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 29 - LOSS/CLAIM ADJUSTMENT EXPENSES
The table below reconciles the Company’s accident & health unpaid claims liabilities between December 31, 2025 and December 31, 2024, as follows:

(in millions)	2025	2024
Liability at beginning of year	$ 6	$ 9
Incurred expenses for insured or covered events, current year	12	12
Incurred expenses (income) for insured or covered events, prior years	(2)	1
Total provision	10	13
Payments for insured or covered events, current year	9	9
Payments for insured or covered events, prior years	3	7
Total payments	12	16
Liability at end of year	$ 4	$ 6

As a result of actual claims experience during the year, incurred claims attributable to insured events of prior years were favorable to reserve levels by $2 million in 2025, compared to $1 million unfavorable in 2024. Liability for claims incurred in prior periods is periodically evaluated and adjusted, reflecting recent claim activity. Positive/(Negative) adjustments to the prior year incurred claim levels reflects higher/(lower) than expected claim development compared to the original estimate.

The Company took into account estimated anticipated salvage and subrogation in its determination of the liability for unpaid claims/losses which resulted in no change to the liability for the years presented.

NOTE 30 – CONCENTRATION OF RISK
For the year ended December 31, 2025, the Company had one customer from which it earned 27% of total premium. In 2024 and in 2023, this customer accounted for 29% of the Company's total premiums. For the years ended December 31, 2025, 2024, and 2023, the following states had concentrations of 10% or greater of the Company’s total premium:

Concentrations
2025		2024		2023
Texas	20%	Texas	23%	Texas	21%

NOTE 31 – STATE DEPOSITS
Minimum Surplus
Effective July 1, 2014, the state of Connecticut requires a company to submit a plan of corrective action when a company’s total adjusted capital falls below 300% of authorized control level Risk Based Capital and fails a negative trend test. The Company exceeded the minimum capital requirements of $5,854 million, $5,367 million, and $4,865 million as of December 31, 2025, 2024, and 2023, respectively.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
To comply with regulatory requirements, deposits of $1,463 million and $1,478 million as of December 31, 2025 and 2024, respectively, have been placed with the following Departments of Insurance and are included in bonds in the accompanying Statutory Balance Sheets.

(in millions)
State	Deposits
	2025	2024
California	1	1
Connecticut	1	1
South Carolina	5	9
Canada	161	155
Aggregate Alien and Other	1,294	1,311
Remaining States	1	1
Total	$ 1,463	$ 1,478

NOTE 32 – SUBSEQUENT EVENTS
Other than discussed below, the Company is not aware of any Type 1 or Type 2 events that occurred subsequent to the balance sheet date for these financial statements which would have had a material effect on the financial condition of the Company. In preparing these financial statements the Company has evaluated events that occurred between the balance sheet date and April 24, 2026.

On February 9, 2026, the Company paid an extraordinary dividend of $450 million to CGC.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY – OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
ADDITIONAL STATUTORY INFORMATION
FOR THE YEAR ENDED December 31, 2025

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2025
Supplemental Schedule 1 – Selected Financial Data

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

(in millions)
Investment Income Earned
Government bonds	$ 8
Bonds Exempt from U.S. tax	—
Other bonds (unaffiliated)	138
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stock of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	1,380
Mortgage loans	14
Real estate	1
Premium notes, policy loans and liens	51
Cash, Cash Equivalents and Short-term Investments	7
Derivative instruments	5
Other invested assets	9
Aggregate write-ins for investment income	1
Gross investment income	$ 1,614

Real Estate Owned - book Value less Encumbrances	$ 4

Mortgage Loans - Book Value:
Farm mortgages	$ —
Residential mortgages	—
Commercial mortgages and all other	321

Total mortgage loans	$ 321

Mortgage Loans by Standing - Book Value:
Good standing	$ 321
Good standing with restructured terms	$ —
Interest overdue more than three months, not in foreclosure	$ —
Foreclosure in process	$ —

Other Long Term Assets - Statement Value	$ 562
Policy Loans	$ 1,082
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$ —
Preferred stocks	$ —
Common stocks	$ 7,793

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2025
Supplemental Schedule 1 – Selected Financial Data

(in millions)
Bonds and Short-Term Investments by Class and Maturity:

Bonds by Maturity - Statement Value
Due within one year or less	$ 104
Over 1 year through 5 years	691
Over 5 years through 10 years	379
Over 10 years through 20 years	904
Over 20 years	784
No Maturity Date	—

Total by maturity	$ 2,862

Bonds by Class - Statement Value
Class 1	$ 1,330
Class 2	1,448
Class 3	48
Class 4	34
Class 5	—
Class 6	2

Total by class	$ 2,862

Total Bonds Publicly Traded	$ 1,474
Total Bonds Privately Placed	$ 1,388
Preferred Stocks - Statement Value	$ —
Common Stocks - Market Value	$ 7,796
Short-Term Investments - Book Value	$ —
Options, Caps & Floors Owned - Statement Value	$ —
Options, Caps & Floors Written - Statement Value	$ —
Collar, Swap & Forward Agreements Open - Statement Value	$ (4)
Futures Contracts Open - Current Value (Notional)	$ —
Cash on Deposit	$ 20

Life Insurance in Force:
Industrial	$ —
Ordinary	$ 10,985
Credit Life	$ —
Group Life	$ 20,031

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Amount of Accidental Death Insurance in Force under Ordinary Policies	$ 7

Life Insurance Policies with Disability Provision in Force:
Industrial	$ —
Ordinary	$ 26
Credit Life	$ —
Group Life	$ —

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2025
Supplemental Schedule 1 – Selected Financial Data

(in millions)
Supplementary Contracts in Force:
Ordinary - Not involving life contingencies
Amount on deposit	$ —
Income payable	$ —
Ordinary - Involving life contingencies
Income payable	$ —
Group - Not involving life contingencies
Amount on deposit	$ —
Income payable	$ —
Group - Involving life contingencies
Income payable	$ 48
Annuities - Ordinary
Immediate - Amount of income payable	$ 155
Deferred - Fully paid - account balance	$ —
Deferred - Not fully paid - account balance	$ —
Annuities - Group
Amount of income payable	$ —
Fully paid - account balance	$ —
Not fully paid - account balance	$ —

Accident and Health Insurance - Premiums in Force
Group	$ 5
Credit	$ —
Other	$ 2

Deposit Funds and Dividend Accumulations:
Deposits funds - account balance	$ 2
Dividend accumulations - account balance	$ —

Claim Payments
Group Accident and Health - Year Ended December 31
2025	$ 3
2024	$ 2
2023	$ 9
2022	$ 7
2021	$ 4
Prior	$ 4
Other Accident and Health
2025	$ 6
2024	$ 8
2023	$ 8

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

2022	$ 7
2021	$ 7
Prior	$ 8
Other Coverages that Use Developmental Methods to Calculate Claims Reserves
2025	$ —
2024	$ —
2023	$ —
2022	$ —
2021	$ —
Prior	$ —

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2025
Supplemental Schedule 2 – Summary Investment Schedule

			Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
			1	2	3	4	5	6
			Amount	Percentage of Column 1 Line 14	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 14
1.	Issuer credit obligations (Schedule D, Part 1, Section 1):
	1.01	U.S. government obligations	31,227,423	0.244	31,227,423	—	31,227,423	0.244
	1.02	Other U.S. government obligations	108,559,936	0.847	108,559,936	—	108,559,936	0.847
	1.03	Non-U.S. sovereign jurisdiction securities	84,927,293	0.662	84,927,293	—	84,927,293	0.662
	1.04	Municipal bonds - general obligations (direct & guaranteed)	—	0.000	—	—	—	0.000
	1.05	Municipal bonds - special revenue	21,150,933	0.165	21,150,933	—	21,150,933	0.165
	1.06	Project finance bonds issued by operating entities	191,612,236	1.495	191,612,236	—	191,612,236	1.495
	1.07	Corporate bonds	2,328,239,621	18.160	2,328,239,621	—	2,328,239,621	18.162
	1.08	Mandatory convertible bonds	—	0.000	—	—	—	0.000
	1.09	Single entity backed obligations	62,546,483	0.488	62,546,483	—	62,546,483	0.488
	1.10	SVO-Identified bond exchange traded funds - fair value	—	0.000	—	—	—	0.000
	1.11	SVO-Identified bond exchange traded funds - systematic value	—	0.000	—	—	—	0.000
	1.12	Bonds issued by funds representing operating entities	6,313,128	0.049	6,313,128	—	6,313,128	0.049
	1.13	Bank loans - issued	—	0.000	—	—	—	0.000
	1.14	Bank loans - acquired	—	0.000	—	—	—	0.000
	1.15	Mortgages loans that qualify as SVO-Identified credit tenant loans	—	0.000	—	—	—	0.000
	1.16	Certificates of deposit	—	0.000	—	—	—	0.000
	1.17	Other issuer credit obligations	—	0.000	—	—	—	0.000
	1.18	Total issuer credit obligations	2,834,577,053	22.110	2,834,577,053	—	2,834,577,053	22.112
2.	Asset-backed securities (Schedule D, Part 1, Section 2):
	2.01	Financial asset-backed securities - self-liquidating	21,200,819	0.165	21,200,819	—	21,200,819	0.165
	2.02	Financial asset-backed securities - not self-liquidating	—	0.000	—	—	—	0.000
	2.03	Non-financial asset-backed securities	6,346,855	0.050	6,346,855	—	6,346,855	0.050
	2.04	Total asset-backed securities	27,547,674	0.215	27,547,674	—	27,547,674	0.215
3.	Preferred stocks (Schedule D, Part 2, Section 1):
	3.01	Industrial and miscellaneous (Unaffiliated)	188,607	0.001	188,607	—	188,607	0.001
	3.02	Parent, subsidiaries and affiliates	—	0.000	—	—	—	0.000
	3.03	Total preferred stocks	188,607	0.001	188,607	—	188,607	0.001
4.	Common stocks (Schedule D, Part 2, Section 2):

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

4.01	Industrial and miscellaneous - publicly traded (unaffiliated)	—	0.000	—	—	—	0.000
4.02	Industrial and miscellaneous - other (unaffiliated)	3,046,426	0.024	3,046,426	—	3,046,426	0.024
4.03	Parent, subsidiaries and affiliates - publicly traded	—	0.000	—	—	—	0.000
4.04	Parent, subsidiaries and affiliates - other	7,793,311,139	60.788	7,793,311,139	—	7,793,311,139	60.794
4.05	Mutual funds	—	0.000	—	—	—	0.000
4.06	Unit investment trusts	—	0.000	—	—	—	0.000
4.07	Closed-end funds	—	0.000	—	—	—	0.000
4.08	Exchange traded funds	—	0.000	—	—	—	0.000
4.09	Total common stocks	7,796,357,565	60.812	7,796,357,565	—	7,796,357,565	60.818

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2025
Supplemental Schedule 2 – Summary Investment Schedule

			Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
			1	2	3	4	5	6
			Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
5.	Mortgage loans (Schedule B):
	5.01	Farm mortgages	—	0.000	—	—	—	0.000
	5.02	Residential mortgages	—	0.000	—	—	—	0.000
	5.03	Commercial mortgages	320,876,211	2.503	320,876,211	—	320,876,211	2.503
	5.04	Mezzanine real estate loans	—	0.000	—	—	—	0.000
	5.05	Total valuation allowance	—	0.000	—	—	—	0.000
	5.06	Total mortgage loans	320,876,211	2.503	320,876,211	—	320,876,211	2.503
6.	Real estate (Schedule A):
	6.01	Properties occupied by company	1,176,389	0.009	1,176,389	—	1,176,389	0.009
	6.02	Properties held for production of income	2,389,841	0.019	2,389,841	—	2,389,841	0.019
	6.03	Properties held for sale	—	0.000	—	—	—	0.000
	6.04	Total real estate	3,566,230	0.028	3,566,230	—	3,566,230	0.028
7.	Cash, cash equivalents and short-term investments:
	7.01	Cash (Schedule E, Part 1)	19,940,615	0.156	19,940,615	—	19,940,615	0.156
	7.02	Cash equivalents (Schedule E, Part 2)	163,211,860	1.273	163,211,859	—	163,211,859	1.273
	7.03	Short-term investments (Schedule DA)	—	0.000	—	—	—	0.000
	7.04	Total cash, cash equivalents and short-term investments	183,152,475	1.429	183,152,475	—	183,152,475	1.429
8.	Contract loans		1,081,916,748	8.439	1,081,916,748	—	1,081,916,748	8.440
9.	Derivatives (Schedule DB)		8,330,837	0.065	8,330,837	—	8,330,837	0.065
10.	Other invested assets (Schedule BA)		563,353,542	4.394	562,143,899	—	562,143,899	4.385
11.	Receivables for securities		582,202	0.005	582,202	—	582,202	0.005
12.	Securities Lending (Schedule DL, Part 1)		—	0.000	—
13.	Other invested assets (Page 2, Line 11)		—	0.000	—	—	—	0.000
14.	Total invested assets		12,820,449,145	100.000	12,819,239,502	—	12,819,239,502	100.000

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
For The Year Ended December 31, 2025

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1.Reporting entity's total admitted assets as reported on Page 2 of the Annual Statement .........… $12,940,094,352

2.Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	CIGNA HEALTH AND LIFE INS CO	Affiliated Common Stock	$ 7,793,311,139	60.2%
2.02	BRUSSELS AIRPORT NV/SA	Bond	$ 47,679,435	0.4%
2.03	RFCSP STRIP PRINCIPAL	Bond	$ 47,329,506	0.4%
2.04	TENN VALLEY AUTHORITY	Bond	$ 37,358,227	0.3%
2.05	CATERPILLAR INC	Bond	$ 36,179,073	0.3%
2.06	SWEDISH EXPORT CREDIT	Bond	$ 35,612,027	0.3%
2.07	CONSOLIDATED EDISON CO O	Bond	$ 32,921,356	0.3%
2.08	AMERICAN TRANSMISSION SY	Bond	$ 32,601,739	0.3%
2.09	NSW PORTS FINANCE CO PTY LTD	Bond	$ 31,274,400	0.2%
2.10	US TREASURY N/B	Bond	$ 31,227,423	0.2%

3.Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$ 1,330,302,485	10.3%	3.07	NAIC-1	$ —	0.0%
3.02	NAIC-2	$ 1,448,090,204	11.2%	3.08	NAIC-2	$ —	0.0%
3.03	NAIC-3	$ 47,540,708	0.4%	3.09	NAIC-3	$ —	0.0%
3.04	NAIC-4	$ 34,515,394	0.3%	3.10	NAIC-4	$ —	0.0%
3.05	NAIC-5	$ —	0.0%	3.11	NAIC-5	$ —	0.0%
3.06	NAIC-6	$ 1,675,938	0.0%	3.12	NAIC-6	$ 188,607	0.0%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

4.	Assets held in foreign investments:
4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?	No

	If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.
		1	2
4.02	Total admitted assets held in foreign investments:	$ 974,312,364	7.5%
4.03	Foreign-currency-denominated investments:	$ 399,708,625	3.1%
4.04	Insurance liabilities denominated in that same foreign currency:	$ —	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:
		1	2
5.01	Countries designated NAIC-1:	$ 855,601,589	6.6%
5.02	Countries designated NAIC-2:	$ 79,655,421	0.6%
5.03	Countries designated NAIC-3 or below:	$ 39,055,354	0.3%

6.	Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:
			1	2
	Countries designated NAIC-1:
6.01	Country 1:	United Kingdom	$ 269,965,798	2.1%
6.02	Country 2:	Australia	$ 177,652,034	1.4%
	Countries designated NAIC-2:
6.03	Country 1:	Mexico	$ 33,964,101	0.3%
6.04	Country 2:	Panama	$ 15,800,000	0.1%
	Countries designated NAIC-3 or below:
6.05	Country 1:	Bahamas	$ 19,876,297	0.2%
6.06	Country 2:		$ 15,879,057	0.1%

		1	2
7	Aggregate unhedged foreign currency exposure:	$ 123,798,019	1.0%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:
		1	2
8.01	Countries designated NAIC-1:	$ —	0.0%
8.02	Countries designated NAIC-2:	$ —	0.0%
8.03	Countries designated NAIC-3 or below:	$ 123,798,019	1.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:
			1	2
	Countries designated NAIC-1:
9.01	Country 1:		$ —	0.0%
9.02	Country 2:		$ —	0.0%
	Countries designated NAIC-2:
9.03	Country 1:		$ —	0.0%
9.04	Country 2:		$ —	0.0%
	Countries designated NAIC-3 or below:
9.05	Country 1:	United Kingdom	$ 119,223,911	0.9%
9.06	Country 2:	France	$ 3,637,494	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:
	1	2	3	4
	Issuer	NAIC Designation
10.01	AEA MEZZANINE (UNLEV) FUND LP		$ 108,355,309	0.8%
10.02	MML PARTNERSHIP CAPITAL VII S.		$ 86,172,546	0.7%
10.03	BRUSSELS AIRPORT NV/SA	2FE	$ 47,679,435	0.4%
10.04	NSW PORTS FINANCE CO PTY LTD	2	$ 31,274,400	0.2%
10.05	TOTTENHAM HOTSPUR F.C.	2L	$ 27,024,200	0.2%
10.06	CARIBBEAN UTILITIES CO	2	$ 25,000,000	0.2%
10.07	SANCTUARY HOUSING ASSOC	1Y	$ 22,970,570	0.2%
10.08	TAYLOR WIMPEY PLC	2	$ 20,490,384	0.2%
10.09	MEXICO CITY ARPT TRUST	2FE	$ 19,954,410	0.2%
10.10	S.P. ISLANDERS INVESTORS L.P.		$ 15,648,313	0.1%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

11.	Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:
11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets?		Yes
	If response to 11.01 above is yes, responses are not required for the remainder of Interrogatory 11.
		1	2
11.02	Total admitted assets held in Canadian investments	$ —	0.0%
11.03	Canadian-currency-denominated investments	$ —	0.0%
11.04	Canadian-denominated insurance liabilities	$ —	0.0%
11.05	Unhedged Canadian currency exposure	$ —	0.0%

12.	Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:
12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?		Yes
	If response to 12.01 above is yes, responses are not required for the remainder of Interrogatory 12.
	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$ —	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$ —	0.0%
12.04		$ —	0.0%
12.05		$ —	0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:
13.01	Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets?		No

	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1	2	3
	Issuer
13.02	CIGNA HEALTH AND LIFE INS CO	$ 7,793,311,139	60.2%
13.03	LINCOLNSHIRE TT HOLDINGS LLC	$ 1,993,218	0.0%
13.04	SKILL TOPCO APS	$ 566,993	0.0%
13.05	REYEWEAR HOLDINGS, LLC	$ 416,215	0.0%
13.06	TRUE TEMPER SPORTS INC.	$ 159,811	0.0%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

13.07	ALCOM, LLC	$ 98,795	0.0%
13.08		$ —	0.0%
13.09		$ —	0.0%
13.10		$ —	0.0%
13.11		$ —	0.0%

14.	Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:
14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets?		Yes
	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.
	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$ —	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$ —	0.0%
14.04		$ —	0.0%
14.05		$ —	0.0%

Ten largest fund managers:
	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06		$ —	$ —	$ —
14.07		$ —	$ —	$ —
14.08		$ —	$ —	$ —
14.09		$ —	$ —	$ —
14.10		$ —	$ —	$ —
14.11		$ —	$ —	$ —
14.12		$ —	$ —	$ —
14.13		$ —	$ —	$ —
14.14		$ —	$ —	$ —
14.15		$ —	$ —	$ —

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

15.	Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:
15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets?		Yes
	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.
	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$ —	0.0%
	Largest three investments in general partnership interests:
15.03		$ —	0.0%
15.04		$ —	0.0%
15.05		$ —	0.0%

16.	Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:
16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets?		Yes
	If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.
	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02		$ —	0.0%
16.03		$ —	0.0%
16.04		$ —	0.0%
16.05		$ —	0.0%
16.06		$ —	0.0%
16.07		$ —	0.0%
16.08		$ —	0.0%
16.09		$ —	0.0%
16.10		$ —	0.0%
16.11		$ —	0.0%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

	Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:
	1	2	3
16.12	Construction loans	$ —	0.0%
16.13	Mortgage loans over 90 days past due	$ —	0.0%
16.14	Mortgage loans in the process of foreclosure	$ —	0.0%
16.15	Mortgage loans foreclosed	$ —	0.0%
16.16	Restructured mortgage loans	$ —	0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:
		Residential		Commercial		Agricultural
Loan to Value		1	2	3	4	5	6
17.01	above 95%	$ —	0.0%	$ —	0.0%	$ —	0.0%
17.02	91 to 95%	$ —	0.0%	$ —	0.0%	$ —	0.0%
17.03	81 to 90%	$ —	0.0%	$ —	0.0%	$ —	0.0%
17.04	71 to 80%	$ —	0.0%	$ —	0.0%	$ —	0.0%
17.05	below 70%	$ —	0.0%	$ —	0.0%	$ —	0.0%

18.	Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:
18.01	Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets?		Yes
	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.
	Largest five investments in any one parcel or group of contiguous parcels of real estate.
	Description
	1	2	3
18.02		$ —	0.0%
18.03		$ —	0.0%
18.04		$ —	0.0%
18.05		$ —	0.0%
18.06		$ —	0.0%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

19.	Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:
19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets?		Yes
	If response to 19.01 above is yes, responses are not required for the remainder of Interrogatory 19.
	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$ —	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$ —	0.0%
19.04		$ —	0.0%
19.05		$ —	0.0%

20.	Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:
		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$ —	0.0%	$ —	$ —	$ —
20.02	Repurchase agreements	$ —	0.0%	$ —	$ —	$ —
20.03	Reverse repurchase agreements	$ —	0.0%	$ —	$ —	$ —
20.04	Dollar repurchase agreements	$ —	0.0%	$ —	$ —	$ —
20.05	Dollar reverse repurchase agreements	$ —	0.0%	$ —	$ —	$ —

21.	Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:
		Owned		Written
		1	2	3	4
21.01	Hedging	$ —	0.0%	$ —	0.0%
21.02	Income generation	$ —	0.0%	$ —	0.0%
21.03	Other	$ —	0.0%	$ —	0.0%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

22.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:
		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$ 5,184,980	0.0%	$ 5,378,807	$ 5,747,884	$ 5,142,960
22.02	Income generation	$ —	0.0%	$ —	$ —	$ —
22.03	Replications	$ —	0.0%	$ —	$ —	$ —
22.04	Other	$ —	0.0%	$ —	$ —	$ —

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:
		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$ —	0.0%	$ —	$ —	$ —
23.02	Income generation	$ —	0.0%	$ —	$ —	$ —
23.03	Replications	$ —	0.0%	$ —	$ —	$ —
23.04	Other	$ —	0.0%	$ —	$ —	$ —

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2025

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes [ ] No [X]

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [X]

2.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes [ ] No [X]

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [X]

3.Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

(1)Provisions that permit the reporting of losses to be made less frequently than quarterly;
(2)Provisions that permit settlements to be made less frequently than quarterly;

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2025

(3)Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
(4)The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [X]

4.Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes [ ] No [X]		Yes [ ] No [ ] N/A [X]
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [X]		Yes [ ] No [ ] N/A [X]

5.Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(1)Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [X] N/A [ ]

(2)Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [X] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2025

________________________________________________________________________________